Posting Supplement No. 284 dated July 23, 2009 to Prospectus dated October 13, 2008	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated October 13, 2008 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated October 13, 2008 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 392323

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392323	$14,900	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392323. Member loan 392323 was requested on July 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Kendle International	Debt-to-income ratio:	16.89%
Length of employment:	1 year 4 months	Location:	Thousand Oaks, CA

Home town:	Thousand Oaks
Current & past employers:	Kendle International, University of California, Los Angeles, State Farm Insurance Companies
Education:	University of California-Los Angeles (UCLA), Moorpark College

This borrower member posted the following loan description, which has not been verified:

My rationale for this loan request is that I wish to consolidate the balances of all of my high interest/balance credit cards onto one monthly payment to pay off the debt quicker. The various interest rates and paying of minimum monthly payments are not making much headway in the paying down of my debt. The use of the money will be utilized to pay off each card in full. I have been in my current job for the past year and a half. I have a good, solid track record of paying off loans in a timely fashion. My goal is to pay more than the minimum monthly payment of the loan so it can be paid down quicker. I currently feel like I am drowning in debt with no end in sight. This loan will provide a means to an end and get me back onto the correct path to financial health.

A credit bureau reported the following information about this borrower member on July 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	42
Revolving Credit Balance:	$15,586.00	Public Records On File:	0
Revolving Line Utilization:	83.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 394773

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394773	$16,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394773. Member loan 394773 was requested on July 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,404 / month
Current employer:	State of Georgia	Debt-to-income ratio:	15.78%
Length of employment:	20 years	Location:	stone mountain, GA

Home town:
Current & past employers:	State of Georgia
Education:	University of Georgia

This borrower member posted the following loan description, which has not been verified:

Looking to consolidate all debt into one payment and reduce utilization on CC as all banks are increasing rates.

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	22
Revolving Credit Balance:	$46,689.00	Public Records On File:	0
Revolving Line Utilization:	63.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 396422

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396422	$6,800	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396422. Member loan 396422 was requested on July 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	411 Signs & Graphics	Debt-to-income ratio:	14.58%
Length of employment:	4 years 1 month	Location:	Deptford, NJ

Home town:	Stratford
Current & past employers:	411 Signs & Graphics, YMCA of Delaware, Philly Soft Pretzel
Education:	University of Delaware

This borrower member posted the following loan description, which has not been verified:

To Whom it may Concern, I am trying to get a student loan , the company who i have gotten my loans from in the past, is not longer lending. I am looking to finance my fifth year of school. I am currently a senior at University of Delaware and going for my teaching degree, also a political science degree. Thank You Kristi Geschwindt

A credit bureau reported the following information about this borrower member on April 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,783.00	Public Records On File:	0
Revolving Line Utilization:	84.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411973

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411973	$10,750	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411973. Member loan 411973 was requested on July 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	united health care	Debt-to-income ratio:	13.20%
Length of employment:	6 years 11 months	Location:	GREEN BAY, WI

Home town:	Green Bay
Current & past employers:	united health care, American Medical Security
Education:	Northeast Wisconsin Technical College

This borrower member posted the following loan description, which has not been verified:

I have very good credit but my husbands is not so good due to some bills he had when he was younger. We pay our bills on time every month and we are a very good investment. We are just trying to consolidate our bills so we have 1 payment per month rather than many.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,196.00	Public Records On File:	0
Revolving Line Utilization:	63.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 412050

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412050	$15,600	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412050. Member loan 412050 was requested on July 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,694 / month
Current employer:	Associates in Family Practice	Debt-to-income ratio:	6.73%
Length of employment:	3 years 2 months	Location:	FORT LAUDERDALE, FL

Home town:	Minneapolis
Current & past employers:	Associates in Family Practice, Auction 123
Education:	Alumni of Florida State University School of Business, Florida Atlantic University

This borrower member posted the following loan description, which has not been verified:

I kept a balance on a credit card in order to save liquid assets for investment in a business. The business is doing well but Bank of America Arbitrarily raised the rate on my credit card by over 14%, so I would like to turn it into a personal loan with a fixed interest rate. I hold a finance degree, thus l am educated an consumer of loans. I am an owner of two small businesses and manage a third (My full-time employment) three including a multi-physician, multi-specialty, non physician owned medical clinic. This loan amount is well within my means to be able to repay this comfortably, I am currently paying a far higher amount monthly while I have been reducing the balance on this card. A fixed term, fixed apr loan without an early repayment penalties is very appealing after Bank of America more than doubled my variable rate without a reason. I hope I can help someone else out by providing a reliable a conservative investment, and never do business with Bank of America again. Thank You for Your Help.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,712.00	Public Records On File:	0
Revolving Line Utilization:	84.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413561

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413561	$4,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413561. Member loan 413561 was requested on July 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Self-Employed	Debt-to-income ratio:	11.18%
Length of employment:	2 years	Location:	Riverside, CA

Home town:	La Crescenta
Current & past employers:	Self-Employed
Education:	University of California-Riverside (UCR)

This borrower member posted the following loan description, which has not been verified:

This money will help me attain my Bachelor's degree in Economics/Law. I have taken out the maximum amount of federal student loans, and it still is not enough to cover my school expenses. I have tried applying for private student loans through banks, and have been denied five times! I have a credit score of 700, but I guess with the economic climate in poor condition, it was not a huge surprise. I am okay with paying an understandably high interest rate, as long as I have the funds to attend school full-time.

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,030.00	Public Records On File:	0
Revolving Line Utilization:	88.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 413897

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413897	$8,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413897. Member loan 413897 was requested on July 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,833 / month
Current employer:	Grubb and Ellis	Debt-to-income ratio:	17.30%
Length of employment:	2 years 6 months	Location:	LOS ALAMITOS, CA

Home town:	Long Beach
Current & past employers:	Grubb and Ellis, CB Richard Ellis Group
Education:	University of California-Irvine (UCI)

This borrower member posted the following loan description, which has not been verified:

I have a high interest credit cards that I'm looking to consolidate into one monthly payment with a fairer interest rate. I have never missed a payment or been late on any of my accounts.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,461.00	Public Records On File:	0
Revolving Line Utilization:	61.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 417079

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417079	$15,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417079. Member loan 417079 was requested on July 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,583 / month
Current employer:	RJ Ackaway & Associates Inc	Debt-to-income ratio:	7.80%
Length of employment:	17 years 4 months	Location:	Dunwoody, GA

Home town:	Wilmington
Current & past employers:	RJ Ackaway & Associates Inc
Education:	University of Georgia

This borrower member posted the following loan description, which has not been verified:

Consolidate debt on 2 credit cards.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1969	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,598.00	Public Records On File:	0
Revolving Line Utilization:	64.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 419546

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419546	$15,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419546. Member loan 419546 was requested on July 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$17,146 / month
Current employer:	USIS	Debt-to-income ratio:	23.46%
Length of employment:	5 years 6 months	Location:	LEESBURG, VA

Home town:	Floral Park
Current & past employers:	USIS, US Immigration and Customs Enforcement, US Department of Justice
Education:	St. Johns University

This borrower member posted the following loan description, which has not been verified:

I plan to use this money to assist family members. I am a good, reliable and responsible candidate for the loan. I am 61 years old and I have a a Federal retirement pension of $89000/year AND a full time job that provides an annual income of $116000 to 150000/year ($147000 in 2008). More importantly, I have never defaulted on anything in my life, in fact I have never missed or been late on any payment in my life.

A credit bureau reported the following information about this borrower member on July 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1971	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$508,961.00	Public Records On File:	0
Revolving Line Utilization:	91.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422844

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422844	$10,400	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422844. Member loan 422844 was requested on July 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,417 / month
Current employer:	Crosby Tugs	Debt-to-income ratio:	24.80%
Length of employment:	7 years 4 months	Location:	LAROSE, LA

Home town:	Galliano
Current & past employers:	Crosby Tugs, Collins Marine towing
Education:

This borrower member posted the following loan description, which has not been verified:

I have a few bills that this would cover to pay off. We are fully capable of paying the loan on or before the due date. I hope you approve the loan. Thank you, Lance McCall

A credit bureau reported the following information about this borrower member on July 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,718.00	Public Records On File:	0
Revolving Line Utilization:	51.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 422987

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422987	$8,500	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422987. Member loan 422987 was requested on July 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	Wentworth Management	Debt-to-income ratio:	24.43%
Length of employment:	6 years 6 months	Location:	Port Wentworth, GA

Home town:	Louisiana
Current & past employers:	Wentworth Management, Pulte Homes Inc., H&R Block, Del Webb, Banctec
Education:	University of Missouri-Columbia

This borrower member posted the following loan description, which has not been verified:

I am an IT administrator. The company that I work for is an age restricted Home Owners Asssociation/Community Management that has been in business for 10+ years. Need loan to pay off a Discover card with outrageous rates, and a dental bill.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1983	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,359.00	Public Records On File:	0
Revolving Line Utilization:	91.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 423323

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423323	$9,200	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423323. Member loan 423323 was requested on July 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,833 / month
Current employer:	TQ Constructors	Debt-to-income ratio:	5.48%
Length of employment:	1 year 8 months	Location:	Cincinnati, OH

Home town:	Lawrenceburg
Current & past employers:	TQ Constructors
Education:	Cincinnati State Technical and Community College

This borrower member posted the following loan description, which has not been verified:

My wife and I do own the home in which we are living. This is where we would like to install an inground pool.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$43,141.00	Public Records On File:	0
Revolving Line Utilization:	62.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 424108

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424108	$9,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424108. Member loan 424108 was requested on July 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	neiman marcus	Debt-to-income ratio:	18.60%
Length of employment:	11 years 8 months	Location:	DALLAS, TX

Home town:
Current & past employers:	neiman marcus
Education:

This borrower member posted the following loan description, which has not been verified:

I wanted to give this money to my daughter who is graduating college so she can pay off some of the expenses she accrued and also assist her in getting her life after college started.

A credit bureau reported the following information about this borrower member on July 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	20
Revolving Credit Balance:	$16,225.00	Public Records On File:	0
Revolving Line Utilization:	38.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 424326

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424326	$5,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424326. Member loan 424326 was requested on July 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	usps	Debt-to-income ratio:	1.39%
Length of employment:	12 years	Location:	HONOLULU, HI

Home town:	Hong Kong
Current & past employers:	usps
Education:	BYUH

This borrower member posted the following loan description, which has not been verified:

personal loan

A credit bureau reported the following information about this borrower member on July 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	45
Revolving Credit Balance:	$2,294.00	Public Records On File:	0
Revolving Line Utilization:	6.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 425025

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425025	$10,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425025. Member loan 425025 was requested on July 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,709 / month
Current employer:	self	Debt-to-income ratio:	2.09%
Length of employment:	2 years	Location:	WEST PALM BEACH, FL

Home town:	Memphis
Current & past employers:	self, Pediatric Associates
Education:	Florida Atlantic University, Palm Beach Community College

This borrower member posted the following loan description, which has not been verified:

I am investing in a business that I do subcontract work for.

A credit bureau reported the following information about this borrower member on July 13, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,242.00	Public Records On File:	0
Revolving Line Utilization:	9.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 425214

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425214	$25,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425214. Member loan 425214 was requested on July 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,583 / month
Current employer:	Myxer Inc.	Debt-to-income ratio:	19.45%
Length of employment:	1 year 6 months	Location:	Nashua, NH

Home town:	Huntington
Current & past employers:	Myxer Inc., Cyphermint, Inc.
Education:	Coleman College

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate debt and make a couple of improvements to my home. Best Regards

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1986	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,606.00	Public Records On File:	0
Revolving Line Utilization:	83.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 425240

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425240	$21,600	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425240. Member loan 425240 was requested on July 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Pangea Ventures	Debt-to-income ratio:	1.51%
Length of employment:	17 years 5 months	Location:	NEWNAN, GA

Home town:	Sussex, England
Current & past employers:	Pangea Ventures, British Island Airways (flight attendant) 1975-1990
Education:	Brinsbury Agricultural College (various animal care courses)

This borrower member posted the following loan description, which has not been verified:

Hello I have owned and operated a rental property management company since 1992. For the last year, one of the properties that I have been managing has been a duplex consisting of two, 2 bedroom apartments in East Point Ga ( a suburb of Atlanta). The owner is going through a bankruptcy and as a result is forced to sell. After negotiating with the mortgage company they have elected to accept 18,000 as full satisfaction of their mortgage! My contract to purchase this property for that amount has been approved and is cleared to close. Even in the present real estate market, the property is easily worth 90,000. The property is rented to two longstanding good tenants and produces an income of 1100 per month (after taxes and insurance are paid). I intend to keep the property free and clear, not refinance, and hold it as part of my retirement. I intend to use the rental income from the property to repay this 18000 loan ahead of schedule. Thank you.

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,403.00	Public Records On File:	0
Revolving Line Utilization:	46.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 425322

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425322	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425322. Member loan 425322 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Penguin Windows	Debt-to-income ratio:	8.30%
Length of employment:	4 months	Location:	CLACKAMAS, OR

Home town:	Milwaukie
Current & past employers:	Penguin Windows, Quality Skylight and Sunroom Install, Pro Scape Landscaping, McCord Family Painting, Exercise Equipment NW
Education:	Western Oregon University

This borrower member posted the following loan description, which has not been verified:

This is a loan request to pay of existing 4500 credit card through Wells Fargo and a 500 dollar payday advance from First Delaware Bank. recently started new job at Penguin Windows with 6 figure earning potential.

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,766.00	Public Records On File:	0
Revolving Line Utilization:	86.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 425768

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425768	$15,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425768. Member loan 425768 was requested on July 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Bilingualsinc	Debt-to-income ratio:	14.51%
Length of employment:	1 year	Location:	YONKERS, NY

Home town:	Manhattan
Current & past employers:	Bilingualsinc
Education:	College of Mount Saint Vincent

This borrower member posted the following loan description, which has not been verified:

home improvement project repay in 36 months looking for low interest rate.

A credit bureau reported the following information about this borrower member on July 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,786.00	Public Records On File:	1
Revolving Line Utilization:	48.60%	Months Since Last Record:	17
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 425921

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425921	$12,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425921. Member loan 425921 was requested on July 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Mikita Door and Window	Debt-to-income ratio:	11.21%
Length of employment:	5 years 10 months	Location:	CHANDLER, AZ

Home town:	North Babylon
Current & past employers:	Mikita Door and Window
Education:	Hofstra University

This borrower member posted the following loan description, which has not been verified:

I will use the money to pay off credit card amounts so that I will have one smaller monthly fee which I can afford and then pay that back monthly.

A credit bureau reported the following information about this borrower member on July 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1987	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	4
Total Credit Lines:	14	Months Since Last Delinquency:	15
Revolving Credit Balance:	$8,568.00	Public Records On File:	0
Revolving Line Utilization:	48.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 426062

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426062	$19,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426062. Member loan 426062 was requested on July 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$7,917 / month
Current employer:	n/a	Debt-to-income ratio:	20.70%
Length of employment:	n/a	Location:	San Antonio, TX

Home town:	Holland
Current & past employers:
Education:	Trinity University, Teachers College at Columbia University

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my debt on 2 credit cards so that I can create a fixed payment schedule. My 3rd card has a fixed rate at 4% for the life of the balance and I have cut up all cards related to that account as well as plan to on these other two. In the last 24 months and went through a bad divorce which caused more spending than planned. I am trying to get back to a debt free life.

A credit bureau reported the following information about this borrower member on July 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	38	Months Since Last Delinquency:	5
Revolving Credit Balance:	$32,218.00	Public Records On File:	0
Revolving Line Utilization:	82.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 426065

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426065	$10,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426065. Member loan 426065 was requested on July 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	ASI & Associates, Inc.	Debt-to-income ratio:	11.92%
Length of employment:	12 years 6 months	Location:	Johnsonville, SC

Home town:	Flora
Current & past employers:	ASI & Associates, Inc., Thornblade
Education:	Francis Marion University

This borrower member posted the following loan description, which has not been verified:

What I am lookinf for is the money to pay off some credit card debt so that i will be able to apply for a business loan to help my company survive these economic times.

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,482.00	Public Records On File:	0
Revolving Line Utilization:	80.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 426158

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426158	$6,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426158. Member loan 426158 was requested on July 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,417 / month
Current employer:	Wellness Enterprises	Debt-to-income ratio:	11.24%
Length of employment:	2 years	Location:	Gainesville, FL

Home town:	Salt Lake City
Current & past employers:	Wellness Enterprises, Pinnacle Systems
Education:	Santa Fe Community College

This borrower member posted the following loan description, which has not been verified:

I'm hoping to turn my revolving credit debt into a term based loan that I'll be able to dig myself out of in a realistic amount of time. I'm sure I could ultimately pay the credit cards off myself, but a lower interest rate and a term based loan would make things much simpler, faster, and cheaper!

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	20
Revolving Credit Balance:	$9,469.00	Public Records On File:	0
Revolving Line Utilization:	65.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 426188

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426188	$25,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426188. Member loan 426188 was requested on July 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,750 / month
Current employer:	Red Clay School District	Debt-to-income ratio:	1.69%
Length of employment:	6 years 11 months	Location:	Newark, DE

Home town:	Jersey City
Current & past employers:	Red Clay School District, Speech clinic
Education:	Loyola College in Maryland

This borrower member posted the following loan description, which has not been verified:

I just want to do some improvements to my home.

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	6
Revolving Credit Balance:	$3,073.00	Public Records On File:	0
Revolving Line Utilization:	10.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 426215

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426215	$24,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426215. Member loan 426215 was requested on July 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,250 / month
Current employer:	Tianma Microelectronics Inc.	Debt-to-income ratio:	5.72%
Length of employment:	4 years 1 month	Location:	Monterey Park, CA

Home town:
Current & past employers:	Tianma Microelectronics Inc., Electronic Data Systems
Education:	DeVry University-California

This borrower member posted the following loan description, which has not been verified:

Hello Lenders, I am requesting a loan to consolidate all of my credit card debts and hope to lower the interest rate and pay them all off soon. I have never defaulted on any credit card payments and have a very stable job with good income. My plan is to be debt-free in 2-3 years and purchase my first home afterward. Your consideration is highly appreciated. Thank you!

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,146.00	Public Records On File:	0
Revolving Line Utilization:	58.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 426271

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426271	$12,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426271. Member loan 426271 was requested on July 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	JB&A Distribution	Debt-to-income ratio:	13.09%
Length of employment:	2 years 6 months	Location:	San Rafael, CA

Home town:	Mt. Vernon
Current & past employers:	JB&A Distribution, Six Degree Media
Education:	Ohio State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I need to consolidate some personal loans to one monthly payment.

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,000.00	Public Records On File:	0
Revolving Line Utilization:	45.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 426332

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426332	$15,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426332. Member loan 426332 was requested on July 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	Environmental Management (Energy Department)	Debt-to-income ratio:	14.39%
Length of employment:	6 months	Location:	Algonquin, IL

Home town:	Liverpool
Current & past employers:	Environmental Management (Energy Department), Conestoga-Rovers & Associates
Education:	McGill University

This borrower member posted the following loan description, which has not been verified:

I have two credit cards with high interest rates that I would like to consolidate down to a lower rate with this particular loan. I also would like the certainty of a fixed rate which would be provided in this case. I have a healthy credit history and have never missed a payment in my life. I am also trying to start my own business and want to free up other money in order to provide capital for it.

A credit bureau reported the following information about this borrower member on July 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$51,722.00	Public Records On File:	0
Revolving Line Utilization:	83.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 426398

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426398	$6,400	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426398. Member loan 426398 was requested on July 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,312 / month
Current employer:	JMO Enterprises, LLC.	Debt-to-income ratio:	15.49%
Length of employment:	2 years 1 month	Location:	Miami, FL

Home town:	Santa Clara
Current & past employers:	JMO Enterprises, LLC., University of Miami
Education:	University of Miami

This borrower member posted the following loan description, which has not been verified:

I would like to open a business with some colleagues to design new hardware, software and other systems since I have a degree in Computer Software Engineer. This would be a great opportunity to challenge myself and to improve my knowledge expanding my vision while earning a company's profit and revenues.

A credit bureau reported the following information about this borrower member on July 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,177.00	Public Records On File:	0
Revolving Line Utilization:	44.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 426544

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426544	$6,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426544. Member loan 426544 was requested on July 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	hospital of saint raphael's	Debt-to-income ratio:	18.10%
Length of employment:	4 years 6 months	Location:	north haven, CT

Home town:	oakland
Current & past employers:	hospital of saint raphael's, yale new haven hospital
Education:	Concordia College-Moorhead

This borrower member posted the following loan description, which has not been verified:

With the fees of credit cards I would like to close my account and cut up my card. I would like to buy off the complete balances. I don't see any other way but to live credit card free for now. The companies are raising all costs beyond what's reasonable. I am responsible with paying my bills and have been paying more than the balance due every month. I am gainfully em-ployed and luckily work in the medical field an a RN and it doesn't appear that layoffs are a fear in this area. I would like to be free of this high interest card as it seems rates just keep going up and I wonder if there is any limit to what credit cards companies can do. I don't like to use credit cards but it was there when I was the single mother of two children and emergencies came up. With the children grown now I would like to be free of this burden of debt.

A credit bureau reported the following information about this borrower member on July 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	34
Revolving Credit Balance:	$14,575.00	Public Records On File:	0
Revolving Line Utilization:	36.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 426599

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426599	$3,800	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426599. Member loan 426599 was requested on July 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Firelake Grand Casino	Debt-to-income ratio:	17.01%
Length of employment:	1 year	Location:	TECUMSEH, OK

Home town:	Tecumseh
Current & past employers:	Firelake Grand Casino, Riverwind Casino
Education:	Seminole State College, Gordon Cooper Technology Center

This borrower member posted the following loan description, which has not been verified:

Hello, I am applying for a loan so that I can go to the DingKing institute to learn paintless dent repair. The school is $8,000 and only lasts a few weeks. Besides the $8,000 for the school I will also need some money to get me through the few weeks I will be off of work to attend the school and money to advertise which is why i'm asking for $20,000. I plan on keeping my job as a poker dealer until I can depend on paintless dent repair as my sole income. I am on track to make about $45,000 this year. I can provide pay stubs if needed. I am in good standing with the company, I have only worked for this casino for about a year but I have been a poker dealer for over 5 years. I have no fear of the recession hurting my job or the casino business. Despite hard times people still gamble the same maybe more. I have very few bills. I have a $200 house payment which I only owe about $10,000 on. I have a car payment that is $580. and a few credit cards that add up to about $5000. If you have any questions please feel free to contact me. Kevin Young, kevinsteveyoung@yahoo.com (405)620-6530

A credit bureau reported the following information about this borrower member on July 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	43
Revolving Credit Balance:	$5,144.00	Public Records On File:	0
Revolving Line Utilization:	29.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 426626

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426626	$10,800	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426626. Member loan 426626 was requested on July 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	TV One LLC	Debt-to-income ratio:	19.05%
Length of employment:	2 years 1 month	Location:	WHITE PLAINS, NY

Home town:	San Antonio
Current & past employers:	TV One LLC
Education:	Queens University of Charlotte

This borrower member posted the following loan description, which has not been verified:

Good evening, This loan request is for the purpose of debt consolidation. I am currently paying finance charges on several debts that I hold. This is preventing me from aggressively paying down the balances in a good amount of time. If approved for this loan, I intend to have my debts consolidated and pay off the amount to one lender in one lump sum, thus avoid several different finance charges that add up over time. Although it will change my debt to credit ratio, I intend to close several lines of credit of the debts that I am consolidating. I feel that I would be a reliable candidate for this loan because I am employed, as well as a responsible bill payer. I am well versed on the credit system and would really like to be able to use my earnings as a means of living as well as an investment to my future. By this I mean eliminating all of the lenders I am currently paying will enable to me to aggressively pay off my debts as well as have some money for savings. I appreciate your consideration of my application and sincerely look forward to answering any additional questions you may have in regard to my application and financial history.

A credit bureau reported the following information about this borrower member on July 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	66
Revolving Credit Balance:	$13,067.00	Public Records On File:	0
Revolving Line Utilization:	89.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 426673

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426673	$25,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426673. Member loan 426673 was requested on July 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$23,750 / month
Current employer:	Cintas Corporation	Debt-to-income ratio:	14.67%
Length of employment:	4 years 1 month	Location:	Tulsa, OK

Home town:
Current & past employers:	Cintas Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Household income is $285,000, but with the recent changes to credit card rates, limits, and minimum payments it makes geeting out of bad card difficult.

A credit bureau reported the following information about this borrower member on July 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$95,324.00	Public Records On File:	0
Revolving Line Utilization:	96.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 426770

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426770	$20,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426770. Member loan 426770 was requested on July 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Nagem Medical	Debt-to-income ratio:	12.46%
Length of employment:	3 years 2 months	Location:	LAKE CHARLES, LA

Home town:	Lake Charles
Current & past employers:	Nagem Medical
Education:	Louisiana State University-System Office (LSU)

This borrower member posted the following loan description, which has not been verified:

I am reconsolidating debt. It most likely wont take me more than 2 years to repay the money. I just had a baby boy and i like keeping cash on me as that has always been very important to me in case of emergencies. I have great credit and make timely payments.

A credit bureau reported the following information about this borrower member on July 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 426877

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426877	$8,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426877. Member loan 426877 was requested on July 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	US Xpress, INC	Debt-to-income ratio:	8.40%
Length of employment:	7 months	Location:	Garrettsville, OH

Home town:	Columbus
Current & past employers:	US Xpress, INC
Education:	St Petersburg College

This borrower member posted the following loan description, which has not been verified:

I am wanting to get out from under the credit cards that I have at 29% interest rates. It would make it easier to deal with if I only had 1 payment per month instead of several payments per month.

A credit bureau reported the following information about this borrower member on July 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,037.00	Public Records On File:	1
Revolving Line Utilization:	66.00%	Months Since Last Record:	105
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 426886

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426886	$8,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426886. Member loan 426886 was requested on July 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,521 / month
Current employer:	Cy-Fair ISD	Debt-to-income ratio:	16.73%
Length of employment:	3 years	Location:	HOUSTON, TX

Home town:	Houston
Current & past employers:	Cy-Fair ISD, Palazzo's Trattoria Cafe, Joe's Crab Shack, Tortuga's Cantina, A Beautiful Pools
Education:	Texas A & M University

This borrower member posted the following loan description, which has not been verified:

My fiance is being deployed to Iraq and we want to be married before he goes. The Army just gave us his dates for block leave and it only gives us two months to plan a wedding- which is very little time. I am a good canidate for this loan beacuse I have a full-time job and am currently living with my parents; plus I will have income from my future husband who is off fighting for our freedom.

A credit bureau reported the following information about this borrower member on July 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	46
Revolving Credit Balance:	$4,075.00	Public Records On File:	0
Revolving Line Utilization:	20.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 426930

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426930	$15,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426930. Member loan 426930 was requested on July 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Southern Wine and Spirits	Debt-to-income ratio:	17.86%
Length of employment:	6 years 2 months	Location:	Miami, FL

Home town:	Miami
Current & past employers:	Southern Wine and Spirits, Federal Reserve System
Education:	Miami Dade College

This borrower member posted the following loan description, which has not been verified:

Looking to Consolidate a few of my credit card debts.

A credit bureau reported the following information about this borrower member on July 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$50,330.00	Public Records On File:	0
Revolving Line Utilization:	53.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 426963

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426963	$9,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426963. Member loan 426963 was requested on July 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,472 / month
Current employer:	Independence School District	Debt-to-income ratio:	24.35%
Length of employment:	1 year 3 months	Location:	INDEPENDENCE, MO

Home town:	Trenton
Current & past employers:	Independence School District, Ability Network
Education:	Truman State University, North Central Missouri College

This borrower member posted the following loan description, which has not been verified:

Loan to consolidate debt and purchase a car.

A credit bureau reported the following information about this borrower member on July 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$43,751.00	Public Records On File:	0
Revolving Line Utilization:	86.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 427030

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
427030	$14,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 427030. Member loan 427030 was requested on July 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,000 / month
Current employer:	Lacks Enterprises	Debt-to-income ratio:	22.83%
Length of employment:	2 years 10 months	Location:	GRAND RAPIDS, MI

Home town:
Current & past employers:	Lacks Enterprises
Education:	Grand Rapids Community College

This borrower member posted the following loan description, which has not been verified:

Money used to consolidate all debt.

A credit bureau reported the following information about this borrower member on July 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,400.00	Public Records On File:	0
Revolving Line Utilization:	40.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 427067

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
427067	$14,500	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 427067. Member loan 427067 was requested on July 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Orange County Public Schools/Walt Disney World	Debt-to-income ratio:	24.91%
Length of employment:	1 year	Location:	ORLANDO, FL

Home town:	Miami
Current & past employers:	Orange County Public Schools/Walt Disney World, Miami Dade County Public Schools
Education:	Florida International University

This borrower member posted the following loan description, which has not been verified:

I'm looking to pay off my high interest credit cards. I currently have three of them and the minimum payments are really hurting my ability to pay them off. I would like to rid myself of this unsecured debt to start saving money to invest in my future.

A credit bureau reported the following information about this borrower member on July 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	79
Revolving Credit Balance:	$15,134.00	Public Records On File:	0
Revolving Line Utilization:	74.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 427135

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
427135	$4,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 427135. Member loan 427135 was requested on July 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$949 / month
Current employer:	cvs pharmacy	Debt-to-income ratio:	11.70%
Length of employment:	7 years 2 months	Location:	LUFKIN, TX

Home town:	Houston
Current & past employers:	cvs pharmacy
Education:	Angelina College

This borrower member posted the following loan description, which has not been verified:

I intend to use this loan money to pay off two credit card balances in the amount of $3,500.00 and have a little extra cash for emergencies as well. I will have absolutely no problem paying back this loan. I have never had any missed payments on any of my bills or credit card payments in the past, therefore I am a good candidate to receive this loan.

A credit bureau reported the following information about this borrower member on July 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,789.00	Public Records On File:	0
Revolving Line Utilization:	75.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 427276

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
427276	$13,650	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 427276. Member loan 427276 was requested on July 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Inland Real Estate	Debt-to-income ratio:	23.29%
Length of employment:	1 year 8 months	Location:	chicago, IL

Home town:
Current & past employers:	Inland Real Estate, Higgins Development Partners
Education:	Northeastern Illinois University, Baker College Center for Graduate Studies

This borrower member posted the following loan description, which has not been verified:

What I will payoff with the funds Citifinancial $9050 Chase $3050 Misc Other credit cards $1200 Lending Fee Estimate $350 Looking to consolidate bills with a better interest rate. I have been a homeowner for 7 years. I have never been a day late on my mortgage or car loans. I have been responsible with paying my debts on time, however my debt ratio has hurt my credit score. Obtaining this loan will open the possibility of being debt free sooner than later.

A credit bureau reported the following information about this borrower member on July 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	22
Revolving Credit Balance:	$18,749.00	Public Records On File:	0
Revolving Line Utilization:	61.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 427298

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
427298	$6,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 427298. Member loan 427298 was requested on July 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,917 / month
Current employer:	Valley Learning Center	Debt-to-income ratio:	8.82%
Length of employment:	9 years 1 month	Location:	Glendale, AZ

Home town:	Wilcox
Current & past employers:	Valley Learning Center, Camp Lee Mar (A special camp for special kids)
Education:	Arizona State University

This borrower member posted the following loan description, which has not been verified:

I am a 30-year-old Kindergarten teacher who just can't seem to get ahead. I have worked at the same school for nine years so if it's reliability you are worried about....no need. In my early twenties, I managed to make EVERY mistake possible in terms of my finances and, now that I am trying to make up for those mistakes, I just can't seem to keep my head above the water. I always seem to fall just short of breaking even and I am hoping that someone who has fallen on hard times before is willing to put a little faith into me. I am also currently maintaining my parents old home while they are relocated to help a family member in need. Every penny that I would have had has gone into this place and, now that it is time for me get back to my own surroundings, I have nothing to do so. With $6,000, I would like to do the following: *Pay off my three credit cards (debts totalling 3,500). *Help my parents paint this house so that it can be put up for sale and they can put their time and energy into their own personal issues. I am not looking to get rich OR borrow more than I need. I am also not interested in living beyond my means...I have definately learned THAT lesson the hard way. What I need is to get all my bad debt paid off in a way that is responsible and mutually beneficial. Thank you.

A credit bureau reported the following information about this borrower member on July 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$591.00	Public Records On File:	0
Revolving Line Utilization:	29.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 427305

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
427305	$25,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 427305. Member loan 427305 was requested on July 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	WEI, Inc.	Debt-to-income ratio:	12.83%
Length of employment:	8 years 5 months	Location:	Henderson, NV

Home town:	Huntington Beach
Current & past employers:	WEI, Inc., laventhal and horwath, CPA's
Education:	usc

This borrower member posted the following loan description, which has not been verified:

Good credit, no derogs, good income, stable job.

A credit bureau reported the following information about this borrower member on July 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1985	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	75
Revolving Credit Balance:	$162,163.00	Public Records On File:	0
Revolving Line Utilization:	36.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 427315

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
427315	$6,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 427315. Member loan 427315 was requested on July 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,200 / month
Current employer:	Self Employed	Debt-to-income ratio:	11.05%
Length of employment:	4 years 6 months	Location:	NOTTINGHAM, MD

Home town:
Current & past employers:	Self Employed
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking to borrow the aforementioned amount in the hope of paying off two of my higher interest credit cards. I am confident that I will be able to make all payments as I anticipate the same funds I am already paying out to these credit cards to simply combine into one bill. In addition I look forward to paying off and then retiring two of these cards as the credit limits have been lowered thus making my balances too close to my limit and negatively affecting my credit score. I hope that the right lender is out there so that we can have a mutually beneficial arrangement. Thank You in Advance, K.

A credit bureau reported the following information about this borrower member on July 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,387.00	Public Records On File:	0
Revolving Line Utilization:	68.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 427324

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
427324	$20,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 427324. Member loan 427324 was requested on July 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Microsoft, Corporation	Debt-to-income ratio:	15.00%
Length of employment:	14 years	Location:	Seattle, WA

Home town:	La Grange
Current & past employers:	Microsoft, Corporation
Education:	Bethany Lutheran College - AA, University of Wisconsin-Stout - B.S. Psychology, University of Phoenix - MBA Technology Management

This borrower member posted the following loan description, which has not been verified:

Hello, I am a 40 year old single women who over the past year has accumuliated some credit card debt that I would very much like to conlidate. I have been employeed at the same company for 14 years and have a well paying job. I have approached the credit unions that I belong to over the past years and have always been put off and told they don't really help with these types of situations or just told no, but thanks for doing business with us. I find this very frustrating and dissappointing. While some may not think this is much debt, I find it overwheleming and uncomfortable, I would very much like to consolidate my debt so that I need only make one payment...and pay this off and then move to saving my money for retirement. Thanks for your time and consideration. Tracey

A credit bureau reported the following information about this borrower member on July 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1988	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	41	Months Since Last Delinquency:	4
Revolving Credit Balance:	$24,911.00	Public Records On File:	0
Revolving Line Utilization:	27.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 427331

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
427331	$20,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 427331. Member loan 427331 was requested on July 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$8,000 / month
Current employer:	Service Group Management	Debt-to-income ratio:	10.68%
Length of employment:	5 years	Location:	Miami, FL

Home town:	Miami
Current & past employers:	Service Group Management
Education:

This borrower member posted the following loan description, which has not been verified:

Going back to school! My tuition and books for the year!

A credit bureau reported the following information about this borrower member on July 14, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1987	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$178,479.00	Public Records On File:	0
Revolving Line Utilization:	38.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 427419

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
427419	$7,750	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 427419. Member loan 427419 was requested on July 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,167 / month
Current employer:	Dell Inc	Debt-to-income ratio:	17.54%
Length of employment:	4 years 2 months	Location:	Austin, TX

Home town:	Mejicanos
Current & past employers:	Dell Inc, Top Gun
Education:	Instituto nacional Nocturno Jose Damian Villacorta, Instituto Tecnologico Centroamericano, Instituto de ense??anzas tecnicas ENSETEC

This borrower member posted the following loan description, which has not been verified:

I need to pay credit card that are high in rates, so I can relieve some finantial pressure.

A credit bureau reported the following information about this borrower member on July 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	26
Revolving Credit Balance:	$4,034.00	Public Records On File:	0
Revolving Line Utilization:	67.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 427429

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
427429	$24,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 427429. Member loan 427429 was requested on July 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,833 / month
Current employer:	Pathfinder Energy Services	Debt-to-income ratio:	12.14%
Length of employment:	18 years	Location:	LAFAYETTE, LA

Home town:	London
Current & past employers:	Pathfinder Energy Services
Education:	University of Glamorgan

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan to pay off the high interest balance on my Visa & MasterCard credit cards from Bank of America, Citi & Chase. Lending Club APR Interest is much better than the APR used by those credit cards.

A credit bureau reported the following information about this borrower member on July 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$65,120.00	Public Records On File:	0
Revolving Line Utilization:	60.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 427527

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
427527	$14,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 427527. Member loan 427527 was requested on July 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,167 / month
Current employer:	U S Army	Debt-to-income ratio:	13.06%
Length of employment:	2 years 6 months	Location:	Fallbrook, CA

Home town:	Fallbrook
Current & past employers:	U S Army
Education:	Palomar community college / UMUC

This borrower member posted the following loan description, which has not been verified:

If you can help me out that would be great. I will be able to pay off the loan in 2 to 3 years, but no later then that. I am on top of my bills, and I always over pay. I just want our wedding to be the best for her. Please help me out. Thanks

A credit bureau reported the following information about this borrower member on July 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,049.00	Public Records On File:	0
Revolving Line Utilization:	30.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 427548

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
427548	$12,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 427548. Member loan 427548 was requested on July 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Childress County Sheriff's Office	Debt-to-income ratio:	23.05%
Length of employment:	5 years 8 months	Location:	Childress, TX

Home town:	Childress
Current & past employers:	Childress County Sheriff's Office, Texas Department of Criminal Justice
Education:	South Plains College

This borrower member posted the following loan description, which has not been verified:

Have alraedy been approved but had trouble with the internet getting it sent to you all. Thanks for all of your time and consideration.

A credit bureau reported the following information about this borrower member on July 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	23	Months Since Last Delinquency:	21
Revolving Credit Balance:	$8,856.00	Public Records On File:	1
Revolving Line Utilization:	28.20%	Months Since Last Record:	118
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 427567

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
427567	$13,500	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 427567. Member loan 427567 was requested on July 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,667 / month
Current employer:	Google, Inc.	Debt-to-income ratio:	18.72%
Length of employment:	3 years 2 months	Location:	San Francisco, CA

Home town:	Sao Paulo
Current & past employers:	Google, Inc., Languages International, Inc.
Education:	University of Michigan

This borrower member posted the following loan description, which has not been verified:

Dear Sirs, Through the last 8 years, I have managed on my own to finish my Bachelo's degree at a top Big 10 University, move across the country and invest in a life revolving around a job position at one of the leading companies in the U.S., help my mother and brother through critical financial struggles, and attempt to live in the most expensive city in the U.S. with a level 3 salary. Although I would like to believe I am doing well, data driven facts make it hard to validate this feeling of accomplishment. I am a bit under my head and am turning to you for help. I feel that if I don't consolidate my debt and also get a little head start, I am bound to my current realities, impeding me from reaching the next level, achieving my goals, and gaining the confidence I need to start anew. I feel that wealth can be achieved by hard work, but luck is also a necessary factor. I feel incapable of running into the luck I hope for, due to the constraints of my current lifestyle, living conditions, and the effects those have on my confidence to succeed. I am writing with integrity, candor, and hope, awaiting your careful review and consideration. From my background and affiliations, you can be assured I am responsible and trustworthy. I am also involved with socioeconomic relations and entrepreneurship, and I am eager to be involved with the Lending Club Organization. All the Best, Rita

A credit bureau reported the following information about this borrower member on July 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,714.00	Public Records On File:	0
Revolving Line Utilization:	53.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 427619

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
427619	$5,875	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 427619. Member loan 427619 was requested on July 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,600 / month
Current employer:	Wabash Retirement	Debt-to-income ratio:	0.56%
Length of employment:	5 years	Location:	CARMI, IL

Home town:	Broughton
Current & past employers:	Wabash Retirement, Skill Care Unit
Education:

This borrower member posted the following loan description, which has not been verified:

To Whom It May Concern, I am applying for this loan to help out my grandson and his family with schooling. Thank You, Veda Parker

A credit bureau reported the following information about this borrower member on July 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	36
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 427657

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
427657	$1,200	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 427657. Member loan 427657 was requested on July 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,222 / month
Current employer:	US Army	Debt-to-income ratio:	1.17%
Length of employment:	1 year 6 months	Location:	MILWAUKEE, WI

Home town:	Chicago
Current & past employers:	US Army
Education:	ITT Technical Institute

This borrower member posted the following loan description, which has not been verified:

I looking for a personal loan...

A credit bureau reported the following information about this borrower member on July 15, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,676.00	Public Records On File:	0
Revolving Line Utilization:	83.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 427685

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
427685	$7,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 427685. Member loan 427685 was requested on July 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,042 / month
Current employer:	McLane	Debt-to-income ratio:	13.41%
Length of employment:	2 years 1 month	Location:	Owatonna, MN

Home town:	Arden Hills
Current & past employers:	McLane, Benchmark Electronics
Education:	Alexandria Technical College

This borrower member posted the following loan description, which has not been verified:

I plan on paying off my higher interest credit cards right away hopefully at a better rate, then work on paying off all credit debts. My goal is to be debt free within a few years so the I can begin saving to put my daughters to school. Over the last 3 years my wife and I have bought a house, had two kids, and had to buy everything that goes with both. Unfortunately, we learned a little to late on how to manage credit cards, and are now making ends meet. We would like to rid ourselves of credit cards once a for all, but since we have too much credit card debt we need to start small with the high interest rate cards and work our way done. my wife has never missed a payment and make it a priority to pay any loan I have. Before I met my wife I didn't do well with paying bills, but she has taken over those bills and they are now current. Our credit rates are lower because of our debt to income ratio (plus my horrible past credit)- We have tried to consolidate with other lenders over the last year, but no one is willing to take a chance on us. Our future goal is to not have credit cards, which would mean closing the ones we get a loan for. Thank you.

A credit bureau reported the following information about this borrower member on July 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	59
Revolving Credit Balance:	$22,541.00	Public Records On File:	0
Revolving Line Utilization:	57.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 427719

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
427719	$9,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 427719. Member loan 427719 was requested on July 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,375 / month
Current employer:	Research To Practice	Debt-to-income ratio:	8.60%
Length of employment:	5 years 7 months	Location:	El Portal, FL

Home town:	Cleveland
Current & past employers:	Research To Practice
Education:	Cleveland State University

This borrower member posted the following loan description, which has not been verified:

Hi, I am a professional in the cancer research community. I would like to consolidate my credit card debt into one loan. After doing so I will only have my car loan left ( one more year to pay off) and two store cards with small balances and zero percent interest. I have zero delinquencies and late pays on my credit history.And my credit score was in the 700's. Recently though, as you my have read in the news, Chase bank has closed over two million credit card accounts, most of them from Washington Mutual. Well unfortunately I had my credit card eggs in a small basket. Even though both accounts had over 8000 in credit limits between them and had zero balances they chose to close one of them and reduce the credit limit on the other to 500.00. They said it was a corporate decision based on the WAMU accounts. While I respect their decision it also hurts my credit rating. I should have diversified more and had more cards but I don't like having lots of credit cards. The reason I have the debt I do have is from medical bills for my dog. Also the inquiries I have are from when I was getting quotes to lower my car insurance.Other then that I am a stay at home and watch a movie kind of girl. Drive the same car for years. And put your max into your 401k each month.Now since I want to consolidate the debt I do have and put my score back where it should be I thought Lending Club would be the good way to go. Get a manageable loan, and improve my credit score. While I am new to Lending Club, I do have a paid off loan with Prosper, it was some of the lenders there way back who said Lending Club was a better way to go. I also want to add I am a renter, but in South Florida that's a good thing right now. I have lived in the same house for almost four years and don't have an overpriced house to worry about. Thank you for taking the time to look at my listing. Have a great day.

A credit bureau reported the following information about this borrower member on July 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,994.00	Public Records On File:	0
Revolving Line Utilization:	75.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 427721

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
427721	$8,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 427721. Member loan 427721 was requested on July 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	Hospital de Clinicas Caracas	Debt-to-income ratio:	16.80%
Length of employment:	20 years	Location:	Rocky River, OH

Home town:	Tachira
Current & past employers:	Hospital de Clinicas Caracas
Education:

This borrower member posted the following loan description, which has not been verified:

My son is in his last year of Medical School and he needs some help with some of the unforeseen costs that incur along the way. These costs include travel for residency programs, travel for his board exams which are only given in 5 cities in the country, and cost for medical board exam preparations. He also had to repair his vehicle recently and this was an unexpected set back for him. I am hoping to help him out at this crucial time in his career development.

A credit bureau reported the following information about this borrower member on July 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,590.00	Public Records On File:	0
Revolving Line Utilization:	25.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 427779

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
427779	$15,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 427779. Member loan 427779 was requested on July 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,083 / month
Current employer:	Univ of Colorado Boulder	Debt-to-income ratio:	10.22%
Length of employment:	11 years 4 months	Location:	BOULDER, CO

Home town:
Current & past employers:	Univ of Colorado Boulder, Texas Department of Health
Education:	CSU Sacramento, University of California-Davis (UC Davis)

This borrower member posted the following loan description, which has not been verified:

I have accumulated debt on 2 credit cards. I would like to move some of the debt to a personal loan with fixed terms so as to pay off the loan in a fixed period of time rather than simply paying the minimum payment every month forever. The terms are changing for this particular credit card that I want to pay off so eventhough the rate is very low, the minimum payment will be raised by more than 250% which is beyond my current budget. I've paid my bills every month on time for all credit cards and am happy to move this to a different situation so as to get this debt paid down for good. Thanks for your interest.

A credit bureau reported the following information about this borrower member on July 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1986	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,877.00	Public Records On File:	0
Revolving Line Utilization:	54.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 427810

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
427810	$21,000	17.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 427810. Member loan 427810 was requested on July 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Bank of America Corp.	Debt-to-income ratio:	13.38%
Length of employment:	6 months	Location:	Dublin, CA

Home town:	Hayward
Current & past employers:	Bank of America Corp., ELOAN, Inc, Banco Popular, PeopleSoft, Fatbrain.com
Education:	Heald College at Hayward

This borrower member posted the following loan description, which has not been verified:

I'm writing to you as my last hope for a short term loan. I've tried the traditional way of lending but the banks are tight with their money and won't give me a personal loan. Last year I was hospitalized with a severe case of diverticulitis. It's an intestinal disorder and I had to have surgery to remove a foot of my intestine and I was unable to work for 6 months of the year while in recovery. Most of my savings was depleted during this time. On top of all this, when I returned to work in November I was notified the company I worked at for 7 years was closing effective December 31st, 2008. In January of 2009 I found a new job working for Bank of America. I'm currently employed with Bank of America, but my past bills have overwhelmed me and I'm having trouble keeping up. This $17,000 would help me get out of debt and move my life back in the right direction. I recently moved into my brothers home with an agreement I won't have to pay any rent for 1 year. I plan on paying back this loan within 12 months if not sooner and it's a top priority of mine. I've been financially stable my entire life until this unexpected turn of events. I'm a firm believer in "paying it forward" and once I'm able to get back on my feet and save some money I plan on using this website to help others in similar situations like mine. This $17,000 would put me in a position to change my life and help others change their lives as well in the future. I have a full time job and work 40 hours per week. My health has returned and I'm fully functional with no issues at this time. I have a detailed plan and by moving in with my brother and saving the $1,700 per month I was paying in rent/utilities I should be able to pay this loan back very fast. Sometimes life throws curveballs at you and you need to adjust and make changes otherwise you'll end up striking out. I'm making the changes now, but need some short term assistance to get me over the hump. Thank you in advance for any help you can assist me with. It's greatly appreciated and I will be forever grateful there are good people with good intentions in our world today.

A credit bureau reported the following information about this borrower member on July 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	15	Months Since Last Delinquency:	22
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 427820

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
427820	$10,000	17.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 427820. Member loan 427820 was requested on July 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$2,083 / month
Current employer:	self employed	Debt-to-income ratio:	5.62%
Length of employment:	n/a	Location:	Los Angeles, CA

Home town:	Long Beach
Current & past employers:	self employed, Ben Vaughn Productions (current client), KCRW 89.9fm Santa Monica (former), Kathy Kane Artist Management (former), Donald Miller Artist Management (former), Guacamole Fund - Benefit Concerts (former), McCabe's Concert Office (former)
Education:	Long Beach City College

This borrower member posted the following loan description, which has not been verified:

Re: Development of concert production company. Dear Lenders, Hope this finds you well. I've been self employed for many years now and juggled various jobs to make ends meet so I can stay flexible and spend most of my spare time building a foundation for Paniolo Productions, my concert production company that I started in 1999. Over the span of the last 10 years my dream of producing concerts full-time unfortunately took the back seat for various reasons. It wasn't until this year that I was in a better position to focus and dive head first into fulfilling my dream. I'm happy to say my vision is becoming more real every day! Not only am I pursuing concerts, but I also started a small artist booking and publicity business called the Total Talent Agency. I have surrounded myself with friends of many talents who are more than happy to donate their services in the beginning to help me get things going. My office is a staff of one, me. This week I will be posting jobs for college interns looking into gaining experience in what I do. With their help I will have the opportunity to focus on the bigger projects, including sponsorships, grants and a membership program. With the economy I don't feel comfortable asking for personal loans among friends and family, they are already being quite generous with their time and expertise. That is why I am here today. I would like to borrow $18,000 ($10,000 for business development / $8,000 credit card consolidation). The $10,000 will be used over the next 5 months. Most of what I choose to spend it on will; help further brand my company; has a high potential of making a profit and in turn will pay itself off. I will also be contributing to these areas with my personal income. Here is a basic breakdown: [$3000 Promotion:] - Bi-monthly event brochure; ads will be sold to help defer costs. About $350 x 3 brochures=$1050 - Promotional items such as bags and pens. Bags will be sold at events. 250 Bags=$1000 / 1,000 pens=$400 - Graphic designer / layout=$550 [$500 Networking / Travel:] - Music conference in November (this includes registration=$155, hotel stay=$250, food=$95). [$1500 Media:] - Basic video/radio equipment for online shows. I will be starting an online radio/tv show to promote my events, the artists, stream concerts online & interviews. Launch shows in September 2009. [$500 Website Design & Maintenance] [$1000 Artwork / Banners:] - Promotional venue banners $80 x 3=$240 / Design layout=$60 - Stage backdrop. An artist will design and paint a Paniolo Productions banner that will be hung behind the performers at every show.=$700. (this includes materials & artist's time) [$3000 Office] - Rent ($425 x 5 months=$2125) - Phone / DSL ($50 x 5 months=$250) - Utilities ($25 x 5 months=$125) - Food / Drink for intern(s) ($100 x 5 months=$500) [$500 Backup Fund] --- [$8,000 debt consolidation] Unfortunately 2 out of 3 of my credit cards feel victim to the reprising phase many credit card companies are going through and even though my payments were all on time, my percentage rate is now as high as 19.99% (from as low as 3.99%). I would like to consolidate my debt and cancel 1 or 2 of my credit cards. --- Throughout the years I've worked in radio, concert production, artist management, artist booking and as a personal assistant. I'm 3 weeks from turning 33 and currently live in Los Angeles with my boyfriend. No kids, no fancy cars or vacations... just a passion to support live music and the musicians. After reviewing my situation, if you think it would be wiser to borrow some of the money now and the rest in a couple months, I am all for it! I want to be very smart about this. I appreciate your time and I look forward to hearing from you soon. If you have any questions, please let me know. All the best, Alyssa Archambault www.panioloproductions.com

A credit bureau reported the following information about this borrower member on July 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,288.00	Public Records On File:	0
Revolving Line Utilization:	88.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 427825

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
427825	$9,000	17.90%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 427825. Member loan 427825 was requested on July 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$22,917 / month
Current employer:	Paramount Capital Corporation	Debt-to-income ratio:	20.93%
Length of employment:	20 years	Location:	San Francisco, CA

Home town:	Highland Park
Current & past employers:	Paramount Capital Corporation, Rochdale Investment Management
Education:	Southern Illinois University-Carbondale, DePaul University, Harvard Business School

This borrower member posted the following loan description, which has not been verified:

Loan to repay some credit card debt and expand my business.

A credit bureau reported the following information about this borrower member on July 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1979	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$173,334.00	Public Records On File:	0
Revolving Line Utilization:	87.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 427875

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
427875	$8,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 427875. Member loan 427875 was requested on July 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,083 / month
Current employer:	Mainstay Business Solutions	Debt-to-income ratio:	0.00%
Length of employment:	2 months	Location:	Bakersfield, CA

Home town:	Bakersfield
Current & past employers:	Mainstay Business Solutions, Boys and Girls Club of America
Education:	Avila University

This borrower member posted the following loan description, which has not been verified:

Need this loan to finish my last year of college and graduate. Will be able to pay this off relatively easy.

A credit bureau reported the following information about this borrower member on July 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 427913

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
427913	$7,500	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 427913. Member loan 427913 was requested on July 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Kingdom Builders Conmtracting	Debt-to-income ratio:	15.10%
Length of employment:	2 years 3 months	Location:	SILVER SPRING, MD

Home town:	Burtonsville
Current & past employers:	Kingdom Builders Conmtracting
Education:	Montgomery College

This borrower member posted the following loan description, which has not been verified:

This is the style car that I have been looking at since I was a little kid and I have been looking at cars for about 9 years off and on looking and waiting for the perfect timing and car that I wanted and I have now found it.This I believe is my 6 or 7th loan and 4th car loan and i never missed a payment on any of those loans and were all paid in full.Thank you for helping me get this car.

A credit bureau reported the following information about this borrower member on July 16, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$655.00	Public Records On File:	0
Revolving Line Utilization:	4.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 427959

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
427959	$8,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 427959. Member loan 427959 was requested on July 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	Freelance	Debt-to-income ratio:	5.00%
Length of employment:	1 year	Location:	SAN FRANCISCO, CA

Home town:	Puerto Rico
Current & past employers:	Freelance, Visual Prophecy Productions
Education:	The Art Institute of Fort Lauderdale Inc.

This borrower member posted the following loan description, which has not been verified:

To whom it may concern, My name is Karla Ortiz and I am currently enrolled in a private art school in San Francisco. I have been attending this school for a year now, but I still have another year to go. The first year was built upon savings, and a lot of freelance work. I wish to ask for a loan so I may continue with my studies and become a true master of my craft. I believe I would make an excellent candidate as I my freelance work provides me with constant flow of money and I can always rely on the support of my mother ( my co-signer) whom is a professional and a director of her own wardrobe department at a television chain called Venevision. I will make the payments without any strain or delay, with both of our incomes combined. I hope this was enough information, so many thanks in advanced,' Karla Ortiz.

A credit bureau reported the following information about this borrower member on July 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,268.00	Public Records On File:	0
Revolving Line Utilization:	73.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 427979

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
427979	$10,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 427979. Member loan 427979 was requested on July 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	Sovereign Bank	Debt-to-income ratio:	15.47%
Length of employment:	1 year 5 months	Location:	medford, MA

Home town:	Virginia Beach
Current & past employers:	Sovereign Bank, Wachovia Bank
Education:	Central Florida Community College

This borrower member posted the following loan description, which has not been verified:

While starting out in the professional world at 18, I began receiving credit card offers left and right claiming 0.00% - 8.25% interest rates. These rates and the idea of "building credit" looked so attractive that I took the bait; HOOK, LINE, AND SINKER! As you can see, those credit card rates rose; but not before my balance did. I am a 24 year old female working at Sovereign Bank as a Small Business Banker. My base salary is 46,000.00 annually. I have never been late on ANY bill, ever, and have been out on my own since I was 18. I have been very disciplined when it comes to my finances, the only mistake I have made is choosing the credit cards with high interest rates and digging a financial hole for myself. I'm ready to get out of it, but I need your help: Assuming minimum payments: 256.00 but who wants to just pay interest? Monthly net income: $2700.00 Monthly expenses: Housing: $ 0 - live with fiance Insurance: $ 100.00 (geico car ins premium) Car expenses: $ 174.00 Utilities: $250 Credit cards and other loans: zero, excluding proposed loan

A credit bureau reported the following information about this borrower member on July 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,351.00	Public Records On File:	0
Revolving Line Utilization:	33.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 427989

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
427989	$8,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 427989. Member loan 427989 was requested on July 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Open Access, Inc.	Debt-to-income ratio:	7.00%
Length of employment:	1 year	Location:	East Northport, NY

Home town:	Syosset
Current & past employers:	Open Access, Inc.
Education:	Commack High School, Wilson Technical School, Suffolk Community College

This borrower member posted the following loan description, which has not been verified:

I will be using this money to pay off 2 Credit Cards that have Adjustable Interest Rates. I want a fixed schedule on reducing my debt. Thats why I am looking for a Loan. I have worked full time since I have been out of High School and never been late paying any debts. Credit Cards or Vehicle Loans. I currently work for a Utility Company which is not really affected by the recession. I have a strong ability to repay my debts.

A credit bureau reported the following information about this borrower member on July 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,867.00	Public Records On File:	0
Revolving Line Utilization:	57.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 428001

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428001	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428001. Member loan 428001 was requested on July 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	n/a	Debt-to-income ratio:	19.30%
Length of employment:	n/a	Location:	TROY, NY

Home town:	Troy
Current & past employers:	HVCC
Education:

This borrower member posted the following loan description, which has not been verified:

Recently I had to undergo several medical procedures which have left me with non-covered services that were incurred during hospital stays, surgical procedures and subsequent follow-up visits. I would like to take this money that I have requested to pay for such services, so it does not damage my credit file which I have worked very hard, my entire life to maintain it's current standards.

A credit bureau reported the following information about this borrower member on July 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1984	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,919.00	Public Records On File:	0
Revolving Line Utilization:	59.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 428085

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428085	$8,500	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428085. Member loan 428085 was requested on July 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Environ-Civil Engineering	Debt-to-income ratio:	9.18%
Length of employment:	3 years	Location:	Laurel, MD

Home town:	Hyderabad
Current & past employers:	Environ-Civil Engineering, Livingston Associates PC
Education:	Tulane University of Louisiana

This borrower member posted the following loan description, which has not been verified:

I have four credit cards with relatively small balances totaling around 8500 dollars. I am currently using the snowball method to payoff my credit cards and trying to findout ways by which i can payoff the debt at a lower interest rate. I have paid all of my accounts on time and have no collection accounts or negative public records on my credit report.

A credit bureau reported the following information about this borrower member on July 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,283.00	Public Records On File:	0
Revolving Line Utilization:	72.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 428096

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428096	$8,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428096. Member loan 428096 was requested on July 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,750 / month
Current employer:	n/a	Debt-to-income ratio:	8.32%
Length of employment:	n/a	Location:	Blue Bell, PA

Home town:
Current & past employers:
Education:	Arcadia University

This borrower member posted the following loan description, which has not been verified:

Young professional who needs to pay down debt acquired from college.

A credit bureau reported the following information about this borrower member on July 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,572.00	Public Records On File:	0
Revolving Line Utilization:	76.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 428105

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428105	$20,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428105. Member loan 428105 was requested on July 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	BMC Software	Debt-to-income ratio:	16.77%
Length of employment:	10 years	Location:	Richmond, TX

Home town:	Richmond
Current & past employers:	BMC Software, Tandem Comuputers, Europe Inc.
Education:	Microsoft Certified System Engineer

This borrower member posted the following loan description, which has not been verified:

I'd like to consolidate my CC's and get a lower interest rate to pay off my loan much faster.

A credit bureau reported the following information about this borrower member on July 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,799.00	Public Records On File:	0
Revolving Line Utilization:	53.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 428106

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428106	$25,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428106. Member loan 428106 was requested on July 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$25,000 / month
Current employer:	DELTA FUNDING GROUP	Debt-to-income ratio:	10.45%
Length of employment:	5 years 2 months	Location:	CHANTILLY, VA

Home town:
Current & past employers:	DELTA FUNDING GROUP, VISIONS FINANCIAL GROUP, INC
Education:	Virginia Commonwealth University

This borrower member posted the following loan description, which has not been verified:

None

A credit bureau reported the following information about this borrower member on July 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$82,954.00	Public Records On File:	0
Revolving Line Utilization:	58.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 428109

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428109	$9,600	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428109. Member loan 428109 was requested on July 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	n/a	Debt-to-income ratio:	24.27%
Length of employment:	5 years	Location:	Lakeland, FL

Home town:	Manchester
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking to fund a refinancing of a portion of my debt, that being the portion with the higher interest rates. This loan will allow me to better manage the debt that I have, providing the opportunity to repay the debt in a shorter period of time.

A credit bureau reported the following information about this borrower member on July 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	28
Revolving Credit Balance:	$121,352.00	Public Records On File:	0
Revolving Line Utilization:	94.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 428121

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428121	$8,400	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428121. Member loan 428121 was requested on July 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,750 / month
Current employer:	City College of San Francisco	Debt-to-income ratio:	0.39%
Length of employment:	5 years 6 months	Location:	San ANselmo, CA

Home town:	Hammond
Current & past employers:	City College of San Francisco
Education:	Northwestern University

This borrower member posted the following loan description, which has not been verified:

I purchased a house; "the worst house in the best neighborhood". It looks like the Brady Bunch house. I'd like to immediately remodel the kitchen and two bathrooms. Believe it or not all three rooms are carpeted (yes wall-to-wall carpeting in the kitchen and bathrooms)!! I am a college dean with an excellent income and I am a prudent user of credit. I thank you all for your consideration.

A credit bureau reported the following information about this borrower member on July 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1987	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	50
Revolving Credit Balance:	$5,714.00	Public Records On File:	0
Revolving Line Utilization:	28.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 428175

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428175	$10,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428175. Member loan 428175 was requested on July 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,292 / month
Current employer:	astons marble and granite	Debt-to-income ratio:	23.49%
Length of employment:	3 years 1 month	Location:	CORPUS CHRISTI, TX

Home town:	Freer
Current & past employers:	astons marble and granite, Brinker International (chili's)
Education:	Texas A & M University at Kingsville

This borrower member posted the following loan description, which has not been verified:

Hello, My name is Rolando Lerma Jr. and I am in need of financial assistance. I plan on using the money to pay off a high interest credit card. I used my credit card to purchase many of my school supplies I needed for college, and to move after I graduated. I am currently employed full time, and have been with the same company for over 3 years. Before that I have held a full time job since I was in high school. I have tried paying down my credit card, but the interest rate basically nulls my payment, and it seem like I am getting nowhere on reducing my bill. I have always paid my bills, and I know I have good credit. I need help because I do not want to be trying to pay off my credit card 10 years from now, I would much rather get it done sooner. I have never defaulted on a loan and am in good standings with my bank. I would like to thank you for taking the time to review my application. If you do decide to approve me I thank you in advance and I guarantee I will not default and I will make my payments. Please help me. Thank you, Roland Lerma Jr

A credit bureau reported the following information about this borrower member on July 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,709.00	Public Records On File:	0
Revolving Line Utilization:	63.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 428179

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428179	$3,500	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428179. Member loan 428179 was requested on July 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$2,297 / month
Current employer:	University of Utah	Debt-to-income ratio:	14.67%
Length of employment:	1 year	Location:	Davis, CA

Home town:	Visalia
Current & past employers:	University of Utah, University of California, Davis
Education:	University of California-Davis (UC Davis)

This borrower member posted the following loan description, which has not been verified:

To Whom It May Concern: I am a re-entry student with four children; ages ranging from twenty-year-old to eight-years-old. I returned to school late in life. After my divorce, I decided to return to school establish a secure economic future. I initially decided to obtain a baccalaureate however, I re-discovered my love for learning and decided to apply to graduate school. I live in California and was recently accepted to the University of Utah in Salt Lake City, hence my move to Utah. I took a year off from school to study for graduate school and law school admission exams. I plan on attending law school after I complete a master's degree. The University of Utah was my first choice however, I thought I was not competitive enough (i.e. smart enough) for their program. Well after reading my admissions letter, I knew I would move. However, during that time I did not save money to move because I did not anticipate moving. The moving expenses are as follows: a moving truck, first month's rent and deposit, and household expenses during the first month of school. This is my last resort...I have to vacate my apartment by August 1st. Currently I am on a fixed income. However, I have been granted a teaching assistant job at the graduate school in Utah.

A credit bureau reported the following information about this borrower member on July 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	22
Revolving Credit Balance:	$10,455.00	Public Records On File:	0
Revolving Line Utilization:	95.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 428186

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428186	$10,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428186. Member loan 428186 was requested on July 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,333 / month
Current employer:	St Joseph Care Center	Debt-to-income ratio:	1.84%
Length of employment:	9 years	Location:	Spokane, WA

Home town:	Reno
Current & past employers:	St Joseph Care Center, St Lukes
Education:	Soule University, Seattle Pacific University

This borrower member posted the following loan description, which has not been verified:

The use of funds is to provide sufficient capital to achieve the company's vision. We are a Nevada corporation in good standing as of 5/6/09. The purpose of incorporating our activity was to provide liability & asset protection, while incurring the lowest level of tax possible in the least amount of formality required. We are currently four stockholders only. Our intention is to have no more than eight so as to maintain the integrity of our purpose to secure retirement and on going income for all stockholders. We, the principals, are two women in the nursing profession, one retired and one close to retirement, with excellent credit, who own currently 80% of NorthStar Associates, Inc. The remainder 20% is currently held by our management consultant and his assistant equally. Total contribution for start up was $39,764. There is no desire or need to develop any type of large staff or employment force nor any type of service company to the public at large. The stockholders who are to be added will be receiving income as well and we expect to always be ready to buy back anyone's stock every six months. Therefore we have a very serious committment to our goal. Our primary activity is to trade the markets daily through the use of both equity and index options and swing trading of various well known equities. Our management consultant has 25 years of experience and having developed through technical analysis and appropriate software, a methodology that is consistent and accurate enough to have achieved an excellent performance history averaging 12% per month over the past 11 years. Borrowing funds now will allow us to hit income targets much earlier than would otherwise be possible.

A credit bureau reported the following information about this borrower member on July 20, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1990	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,574.00	Public Records On File:	0
Revolving Line Utilization:	10.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 428231

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428231	$16,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428231. Member loan 428231 was requested on July 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,417 / month
Current employer:	Dept. of Economic Development	Debt-to-income ratio:	17.00%
Length of employment:	5 years 2 months	Location:	HOLTS SUMMIT, MO

Home town:
Current & past employers:	Dept. of Economic Development, Market Facts
Education:	SMS

This borrower member posted the following loan description, which has not been verified:

I want to pay off credit card debts due to a variable APR rate. To get rid of debt, I need a fixed interest rate and time frame of payment, so that I know for sure 1. certain amount I have to pay each month and 2. certain period of time for payment to get rid of it. This is the wise choice eventhough I put a good amount every month for my retirement but it's not worth if I still have debt. So, all the money borrowed will go directly to my credit card issuers, so that I don't have to worry about variable payment. I would also like you to deduce money from my account automatically every month. That way, I don't have to mess or deal with signing up on line and transferring money to your account or writing a check. Thanks,

A credit bureau reported the following information about this borrower member on July 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,850.00	Public Records On File:	0
Revolving Line Utilization:	7.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 428292

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428292	$8,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428292. Member loan 428292 was requested on July 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Original Media	Debt-to-income ratio:	4.46%
Length of employment:	3 years	Location:	New York, NY

Home town:	New York
Current & past employers:	Original Media
Education:	Indiana University-Bloomington

This borrower member posted the following loan description, which has not been verified:

I would like to take a loan for several reasons. Recently my father passed abruptly and now i am finding on myself on my own. I have inherited his new york city apartment so the loan would just be temporary until I can sell his estate.

A credit bureau reported the following information about this borrower member on July 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,824.00	Public Records On File:	0
Revolving Line Utilization:	47.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 428300

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428300	$13,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428300. Member loan 428300 was requested on July 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,167 / month
Current employer:	Dentsply	Debt-to-income ratio:	15.31%
Length of employment:	19 years	Location:	DOVER, PA

Home town:	York
Current & past employers:	Dentsply
Education:	Pennsylvania State University-Penn State Beaver

This borrower member posted the following loan description, which has not been verified:

An addition is being built onto my house. I want to have my siding and shingles match the new portion but I can not get a home equity loan until the addition is complete. This loan will be rolled into a new mortgage loan once the construction is complete and my local bank moves the construction loan into a traditional mortgage.

A credit bureau reported the following information about this borrower member on July 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	59
Revolving Credit Balance:	$957.00	Public Records On File:	0
Revolving Line Utilization:	16.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 428308

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428308	$20,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428308. Member loan 428308 was requested on July 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Genisys Credit Union	Debt-to-income ratio:	12.15%
Length of employment:	11 years 1 month	Location:	CLARKSTON, MI

Home town:
Current & past employers:	Genisys Credit Union, Genisys Credit Union
Education:	Macomb community college

This borrower member posted the following loan description, which has not been verified:

I am not late or behind on any payments. I want to consoildate payments. Currently monthly payments all together 1073.00 for 6 different debts. with the 3 year 20000.00 loan my monthly payment goes down 657.00 and my debt will be paid off in 3 years. thank you in advance for your consideration

A credit bureau reported the following information about this borrower member on July 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,948.00	Public Records On File:	0
Revolving Line Utilization:	56.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 428321

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428321	$12,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428321. Member loan 428321 was requested on July 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	ESAPCO	Debt-to-income ratio:	11.76%
Length of employment:	1 year 6 months	Location:	Wethersfield, CT

Home town:	Derby
Current & past employers:	ESAPCO, Self employed
Education:

This borrower member posted the following loan description, which has not been verified:

Just looking to consolidate some debt..

A credit bureau reported the following information about this borrower member on July 21, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1988	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$54,707.00	Public Records On File:	0
Revolving Line Utilization:	50.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 428324

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428324	$14,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428324. Member loan 428324 was requested on July 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,083 / month
Current employer:	UCSF Medical Center	Debt-to-income ratio:	8.88%
Length of employment:	3 years 6 months	Location:	Larkspur, CA

Home town:	Newcastle
Current & past employers:	UCSF Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

To pay off debts incurred whilst residing in the UK

A credit bureau reported the following information about this borrower member on July 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,424.00	Public Records On File:	0
Revolving Line Utilization:	15.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 428356

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428356	$24,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428356. Member loan 428356 was requested on July 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,933 / month
Current employer:	Success Technologies, Inc.	Debt-to-income ratio:	4.31%
Length of employment:	6 years 8 months	Location:	North Richland Hills, TX

Home town:	Picayune
Current & past employers:	Success Technologies, Inc., Alonzo Products
Education:	Brigham Young University-Idaho

This borrower member posted the following loan description, which has not been verified:

Want to upgrade, improve & remodel portions of my home. I'm going to remodel the kitchen and replace appliances with high efficiency, remodel guest and master bathrooms & entry. Also plan to add higher seer efficiency heat pump HVAC both upstairs & down (2 units) because they are old and inefficient, going to replace the attic insulation and add radiant barrier, replace electric hot water heater with a natural gas tankless heater, put new carpet in the living room and upstairs great room. Total work will be around $35, 000 and have about $15,000 cash and looking to finance the remaining $20,000. These improvements will value to my home as well as make it more marketable should I decide to sell it in the future.

A credit bureau reported the following information about this borrower member on July 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$703.00	Public Records On File:	0
Revolving Line Utilization:	3.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 428361

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428361	$7,800	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428361. Member loan 428361 was requested on July 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,450 / month
Current employer:	Success Technologies, Inc.	Debt-to-income ratio:	3.55%
Length of employment:	6 years 11 months	Location:	North Richland Hills, TX

Home town:	Spokane
Current & past employers:	Success Technologies, Inc., IGI
Education:	Eastern Washington University, Tarrant County College

This borrower member posted the following loan description, which has not been verified:

I have decided to purchase a 2009 Forest River RV Sandpiper Travel Trailer for family vacations, trips, hunting, camping, etc. The purchase price is $43,900 plus TTL and I would like to pay about $20,000 down (including TTL) and finance the difference.

A credit bureau reported the following information about this borrower member on July 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,120.00	Public Records On File:	0
Revolving Line Utilization:	2.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 428387

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428387	$4,200	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428387. Member loan 428387 was requested on July 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,321 / month
Current employer:	Abraxas I	Debt-to-income ratio:	10.21%
Length of employment:	1 month	Location:	BROOKVILLE, PA

Home town:	Beale Afb
Current & past employers:	Abraxas I, The ARC of Clarion
Education:	Clarion University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

I worked at my last job for over 4 years and just was hired at my new job for a better salary.

A credit bureau reported the following information about this borrower member on July 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	39
Revolving Credit Balance:	$4,002.00	Public Records On File:	0
Revolving Line Utilization:	61.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 428414

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428414	$10,200	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428414. Member loan 428414 was requested on July 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,600 / month
Current employer:	albross corp	Debt-to-income ratio:	9.45%
Length of employment:	12 years 8 months	Location:	sunny isles, FL

Home town:	Miami Beach
Current & past employers:	albross corp
Education:	Florida Career Institute Inc.

This borrower member posted the following loan description, which has not been verified:

I want to consolidate my credit card debt in order to pay them off more quickly at a lower interest rate.

A credit bureau reported the following information about this borrower member on July 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,384.00	Public Records On File:	0
Revolving Line Utilization:	43.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 428418

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428418	$25,000	17.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428418. Member loan 428418 was requested on July 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Elsevier	Debt-to-income ratio:	17.88%
Length of employment:	19 years	Location:	BROOKLYN, NY

Home town:	Beaver Falls
Current & past employers:	Elsevier
Education:	University of Florida

This borrower member posted the following loan description, which has not been verified:

I'm seeking this loan to consolidate 7 credit cards/loans. Living in New York for close to 20 years I have built this debt to survive in this very expensive city, especially during my younger years. Each major change and move has put me further back. With the current crises and additional costs and fees associated with these cards, I do not have any free income for living expenses. Even with cut backs and conservation to my budget I am barely able to meet my monthly minimums. I hope to secure this loan over 5 years, 60 months, lowering my total monthly payment to free up money for monthly living expenses. My job status is good and steady, having worked for the same company for nearly 20 years. With this consolidation and new budget I can return to a sustainable path. Another goal is to build a savings account beyond my 401K plan

A credit bureau reported the following information about this borrower member on July 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,556.00	Public Records On File:	0
Revolving Line Utilization:	98.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 428449

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428449	$3,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428449. Member loan 428449 was requested on July 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,500 / month
Current employer:	Burger King	Debt-to-income ratio:	21.13%
Length of employment:	30 years	Location:	Bessemer, AL

Home town:	Birmingham
Current & past employers:	Burger King
Education:

This borrower member posted the following loan description, which has not been verified:

Closing cost help.

A credit bureau reported the following information about this borrower member on July 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1978	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	49
Revolving Credit Balance:	$4,610.00	Public Records On File:	0
Revolving Line Utilization:	28.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 428451

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428451	$8,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428451. Member loan 428451 was requested on July 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,782 / month
Current employer:	Siemens / Morgan	Debt-to-income ratio:	22.05%
Length of employment:	8 years 6 months	Location:	Spencer, MA

Home town:	Worcester
Current & past employers:	Siemens / Morgan, Cincinnati Milacron/Heald Machine Division
Education:

This borrower member posted the following loan description, which has not been verified:

My wife and I have seven credit cards with interest rates from 13.99 to 21.98%. Some of these cards were lower rates and the credit card companies just raised the rates for no reason at all, and lowered our credit line to make it look like we are maxed out. I pay them on time. I would use the money to pay them off in full. I work in manufacturing and have been in this field for over 36 years. I have been only at my current employer for 8.5 years but plan on staying until I retire. They were bought out by a large company last year, (Siemens Corp.) who is a huge diversified company with financial stability. I also work at Sam's club part time and have been doing this for almost two years. My wife works at Umass Memorial Hospice as a Receptionist/Switchboard operator. She has been in this position for 2.5 years, but in this field for over 20 years.

A credit bureau reported the following information about this borrower member on July 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	59
Revolving Credit Balance:	$33,321.00	Public Records On File:	0
Revolving Line Utilization:	83.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 428462

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428462	$17,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428462. Member loan 428462 was requested on July 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,167 / month
Current employer:	Sears Holdings Corporation	Debt-to-income ratio:	7.80%
Length of employment:	10 years 7 months	Location:	COLUMBUS, OH

Home town:	Portsmouth
Current & past employers:	Sears Holdings Corporation, PRIORITY DELIVERY SERVICE
Education:	Ohio State University-Newark Campus

This borrower member posted the following loan description, which has not been verified:

I HAVE ALWAYS PAID MY BILLS AND THIS IS A SPECIAL OCCASSION. THE WEDDING WILL BE FOR ME IT MAY TAKE SOME TIME TO PAY IT BACK BUT IT WILL BE TAKEN CARE OF AS IT IS IMPORTANT TO ME TO HAVE GOOD CREDIT. I WANT TO THANK YOU FOR YOUR HELP. SINCERELY GARY COCKRELL.

A credit bureau reported the following information about this borrower member on July 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1973	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$77,929.00	Public Records On File:	0
Revolving Line Utilization:	8.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 428469

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428469	$5,900	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428469. Member loan 428469 was requested on July 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	JV Henik Inc	Debt-to-income ratio:	5.07%
Length of employment:	5 years 6 months	Location:	Rolling Meadows, IL

Home town:	Decatur
Current & past employers:	JV Henik Inc, Raymond Professional Group Inc
Education:	Southern Illinois University-Carbondale

This borrower member posted the following loan description, which has not been verified:

This is a personal loan that will consolidate credit cards at a lower rate and will finance a small vacation.

A credit bureau reported the following information about this borrower member on July 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	51
Revolving Credit Balance:	$4,499.00	Public Records On File:	0
Revolving Line Utilization:	17.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 428481

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428481	$16,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428481. Member loan 428481 was requested on July 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Self Employed	Debt-to-income ratio:	18.05%
Length of employment:	10 years 3 months	Location:	Cedar Park, TX

Home town:
Current & past employers:	Self Employed
Education:

This borrower member posted the following loan description, which has not been verified:

My payment history with my credit cards has been good, yet the banks are raising the rates. I am looking to close my card accounts, with a loan from Lending Club. I would rather pay individuals rather than a bank. My income is stable - I would just like better interests rates to help me pay debt off faster - and plan to stay out of debt as it relates to credit cards.

A credit bureau reported the following information about this borrower member on July 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	33
Revolving Credit Balance:	$17,813.00	Public Records On File:	1
Revolving Line Utilization:	80.20%	Months Since Last Record:	96
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 428482

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428482	$12,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428482. Member loan 428482 was requested on July 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Boeing Company	Debt-to-income ratio:	8.51%
Length of employment:	2 years 5 months	Location:	Seattle, WA

Home town:	Flagstaff
Current & past employers:	Boeing Company, Vergith Coatings Inc, DS Purcell
Education:	Northern Arizona University, South Seattle Community College

This borrower member posted the following loan description, which has not been verified:

My wife and I are trying to get rid of our high interest credit cards and make paying easier by having one payment. We currently live in the house we plan to buy (we're under contract to buy it in the next 3 years) so we want to get our credit scores up by getting our debt ratio down. This will help us get a better interest rate on the home loan later on.

A credit bureau reported the following information about this borrower member on July 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	28
Revolving Credit Balance:	$7,494.00	Public Records On File:	0
Revolving Line Utilization:	94.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 428527

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428527	$5,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428527. Member loan 428527 was requested on July 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	American Arbitration Association	Debt-to-income ratio:	16.87%
Length of employment:	5 years 2 months	Location:	Garland, TX

Home town:	Dallas
Current & past employers:	American Arbitration Association, Dallas Observer
Education:	Richland Community College

This borrower member posted the following loan description, which has not been verified:

Despite having a manageable balance on one card, and completely paying off the other every month, Chase closed my credit account due to business. I am looking to consolidate all debt into one account at a better rate.

A credit bureau reported the following information about this borrower member on July 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	78
Revolving Credit Balance:	$2,488.00	Public Records On File:	0
Revolving Line Utilization:	62.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 428528

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428528	$6,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428528. Member loan 428528 was requested on July 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,583 / month
Current employer:	estudillo produce	Debt-to-income ratio:	12.32%
Length of employment:	4 years 1 month	Location:	HAYWARD, CA

Home town:	phoenix
Current & past employers:	estudillo produce, Mervyns
Education:	California State University East Bay

This borrower member posted the following loan description, which has not been verified:

Hi, I am a student who is trying to pay for school by herself. I have so far not had to take any loans out for school because I have been working and making monthly payments. But now I have had to cut back on my work hours while school fees are being raised. I want a little more freedom to pay my school fees without having to sacrifice things like eating! I am currently paying almost $450 just to school. If I get a loan I am planning to pay a good amount each month to get it paid off as quickly as possible. I am a young responsible, working, student who is just trying to find a little breathing room so I can finish my education.

A credit bureau reported the following information about this borrower member on July 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	41
Revolving Credit Balance:	$5,825.00	Public Records On File:	0
Revolving Line Utilization:	48.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 428529

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428529	$15,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428529. Member loan 428529 was requested on July 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,167 / month
Current employer:	Tenet Healthcare Corp.	Debt-to-income ratio:	4.34%
Length of employment:	4 years 7 months	Location:	Fort Lauderdale, FL

Home town:	Ft. Thomas
Current & past employers:	Tenet Healthcare Corp.
Education:	Florida Atlantic University, Eastern Kentucky University

This borrower member posted the following loan description, which has not been verified:

Hello. I would like to use this this loan towards a down payment on my first home. I am 51 and have never owned my own home. I have been married for 26 years, and separated for 2 years. My husband would not include me on the title of the house after 26 years of marriage and 6 children. I was given horrific advice from the largest family law practice in Ft. Lauderdale. I was told it was alright to leave the house as I would receive half of everything from my husband since our marriage. Unfortunately, that is not the case in Florida. I would receive nothing and have to pay him about $150,000 in alimony because he is 75 years old and the law treats him as a stay at home mom. Hence, the reason I am still separated and not divorced. Three of my children are in college and I pay for the majority of it (2 are currently enrolled and 1 is applying to get her Master's in Physical Therapy). My husband contributes very little to the children. Sometimes I receive $200.00 - $300.00 every 3 or 4 months. The new government's home stimulus package that assists most first-time home buyers does not apply to me as I make more than $75,000 annually. I make about $120 K per year as a clinical quality manager. I had to pay IRS about $5,000.00 in 2008 and 2009. My rent is $2550.00 per month and I have a very good FICO score. I'd just like to put money towards a home instead of paying someone else's mortgage. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on July 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,410.00	Public Records On File:	0
Revolving Line Utilization:	20.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 428539

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428539	$18,000	17.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428539. Member loan 428539 was requested on July 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Matrix Service	Debt-to-income ratio:	13.82%
Length of employment:	6 years	Location:	MORTON, PA

Home town:	Bryn Mawr
Current & past employers:	Matrix Service, Thrift Drug
Education:	Strayer University

This borrower member posted the following loan description, which has not been verified:

I would like to take out a loan for 15,000 to consolidate my credit cards and a few other bills into one monthly payment. I want to do this to help pay off faster and to help better my credit score.

A credit bureau reported the following information about this borrower member on July 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,611.00	Public Records On File:	0
Revolving Line Utilization:	93.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 428551

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428551	$16,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428551. Member loan 428551 was requested on July 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,421 / month
Current employer:	Qwest Communications	Debt-to-income ratio:	18.34%
Length of employment:	1 year	Location:	Maricopa, AZ

Home town:	Coos Bay
Current & past employers:	Qwest Communications
Education:	Oregon State University

This borrower member posted the following loan description, which has not been verified:

Hello! My husband of 11 years and I, are hoping to build a pool in our backyard to enjoy with friends and our two children in this warm climate. Two years ago, we moved to Arizona from Washington state with a new job, and we love it! We purchased a home and decided to stay, but now wish we had purchased a home with a pool--something usually secured by your property--and those loans are now few and far between. We are slightly upside down on our home, so selling and repurchasing a home with a pool isn't a great option for us right now. We have researched several pool builders and have narrowed it down to two. We would love to take advantage of the end of summer pool discounts offered by pool builders, as we are approaching the slow time of year for new pool builds. Our current household income is roughly $120,000. Approximately $7000 is my part time job working at our children's school, and the remainder is my husband's income working for a major telephone service provider. We are honest, hardworking, taxpaying idividuals who are more than willing to work hard to get ahead. We currently contribute more than 15% of our income into our retirement accounts, give to charity on a regular basis and have money set aside for emergencies. We are trustworthy and receive commendations at both our places of employment all of the time--we are nice people who need to cool off in the summer!

A credit bureau reported the following information about this borrower member on July 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	25
Revolving Credit Balance:	$10,196.00	Public Records On File:	0
Revolving Line Utilization:	68.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 428588

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428588	$9,200	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428588. Member loan 428588 was requested on July 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Self	Debt-to-income ratio:	5.56%
Length of employment:	3 years 6 months	Location:	Milwaukie, OR

Home town:	Los Angeles
Current & past employers:	Self
Education:

This borrower member posted the following loan description, which has not been verified:

I have been doing retail sales of children's products for over 13 years and know the marketing procedure by heart. For 10 years I worked as a successful sales manager for someone else (I personally made them millions) and have been on my own for three years now. I am currently at a location which is slow now, but will be booming from November through March. I need to rent a booth at the Oregon State Fair, and purchase enough merchandise to last till the end. This will give me enough funding to purchase more merchandise in the fall so I can begin the winter sales. I am a trustworthy business owner, and I try to live my life and treat others as I would like to be treated. I always try to give a better deal than anyone could get anywhere else. My original outlay of expenses at this location had already been taken care of last year, so the net income will be higher this year than last as I do not need to repurchase facilities/fixtures or move any part of the business. The breakdown of the loan is as follows: Merchandise 7,000 Entry Fee 1400 Travel/lodging 800 Based on past event sales, I will average 1100 per day for 11 days for a total of 12100. This would be enough to pay back the loan and give me operating capital for the next several months. If for some reason, I miss the deadline for the fair entry, I will pay 2,000 monthly starting in October,paying the last of payment in Feb 2010. I am going to add another retail location this winter which will increase my gross income by 30%. So, I will pay this back sooner if at all possible. Please grant this loan so I can do the logistics necessary to have a stellar winter season.

A credit bureau reported the following information about this borrower member on July 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,325.00	Public Records On File:	0
Revolving Line Utilization:	80.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 428601

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428601	$14,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428601. Member loan 428601 was requested on July 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,750 / month
Current employer:	EPS	Debt-to-income ratio:	6.02%
Length of employment:	8 years 6 months	Location:	Youngsville, LA

Home town:	New Orleans
Current & past employers:	EPS, DC International
Education:	University of Louisiana at Lafayette

This borrower member posted the following loan description, which has not been verified:

I am a Performance/Logistics Engineer contracted to a major oil company in the Gulf of Mexico. I have done this job for the last 8.5 years (6.5 years with one company & 2 years with another). Over the last 8.5 years I have found many opportunities for improvement in shipping, tracking, handling, processing & a way to ensure Quality Control over the Vendors billing. Over the years as technology has progressed I have found that the oil companies still rely too much on personnel to track these said items & vendors to be honest about the return dates of quite high dollar items. This has been & can be a costly mistake which I know being an insider to the industry that I can capitalize on. I???m looking for funds to turn my Logistics Concept that I have been working on over the last 4 years into a reality. I have found a programmer that is willing to take on the project & between this loan requested & my 401k I could turn this slowed economy into the perfect platform for the sale of my product. The company that I am contracted to at this time is looking for just this type of program. I make a great salary/ 117k reportable last year. I am in a 5 year contract on a Deepwater project & have the work history & stability to offer someone a great investment. Thank you for reading over my loan request.

A credit bureau reported the following information about this borrower member on July 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,755.00	Public Records On File:	0
Revolving Line Utilization:	90.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 428606

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428606	$3,250	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428606. Member loan 428606 was requested on July 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	Town of Holland	Debt-to-income ratio:	18.28%
Length of employment:	10 years 7 months	Location:	Holland, MA

Home town:	Southbridge
Current & past employers:	Town of Holland, Goodhalls Garage
Education:

This borrower member posted the following loan description, which has not been verified:

I have very good credit and have never been late, recently due to the credit crunch, the limits on some of my credit cards was lowered, making it appear that I am too close to my limits. I recently used more credit than I ever have due to the fact that I was ill and missing work, waiting for short term disability to kick in. Well, it did not come through but I have full clearance from the dr. and have returned to work full time, I just would like to pay this down. Thank You, Tom LaPlante

A credit bureau reported the following information about this borrower member on July 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1979	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$92,438.00	Public Records On File:	0
Revolving Line Utilization:	54.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 428614

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428614	$15,000	19.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428614. Member loan 428614 was requested on July 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$35,000 / month
Current employer:	Bank of America Corp.	Debt-to-income ratio:	8.76%
Length of employment:	2 years	Location:	Waxhaw, SC

Home town:	Charleston
Current & past employers:	Bank of America Corp., Capital One Financial, Johnson & Johnson, Bain and Co - Global Strategy Consultancy, IBM, Dow Chemical
Education:	The Wharton School, University of Pennsylvania - MBA Finance, Clemson University - BS EE

This borrower member posted the following loan description, which has not been verified:

Purpose of loan: Wharton MBA with 20 years executive experience leading businesses for IBM, Dow Chemical, J&J, Capital One, Bain & Co and Bank of America. This loan will allow me to reserve the rights to build a second location for an MD Assisted Weight Loss franchise. I opened my first location 90 days ago (in Charleston, SC) and have been virtually sold out since Day 1. I have a group of investors for my first location and we are Cash Flow Positive this month - but cannot take money out of the business yet. Given that I have proven the profit potential of this business by rapidly getting to cash flow positive and creating a growing patient base of satisfied patients - I need additional capital immediately to lock up a second highly desirable market (based on demographics) where I have valuable contacts. Time is of the essence because there are a few folks evaluating that market and considering claiming the rights to develop it. In terms of loan alternatives - the market for unsecured credit lines is very tight right now, my Home's LTV is greater than 80% therefore a Home Equity Loan is not available and gaining an advance on our business' Credit Card transactions is far too expensive - therefore I figured I would try peer-to-peer lending and simply pass through the lending costs to my LLC. My financial situation: I am a good candidate for this loan because I earn +$400k W2'd income per year outside of this business, my employment and income are stable, I have one franchise location (where I am the 55% Majority Owner) that will be generating +$10k per month starting 4Q2009, and I have never been sued, arrested nor have I ever defaulted on any financial obligation in my life.

A credit bureau reported the following information about this borrower member on July 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	58	Months Since Last Delinquency:	69
Revolving Credit Balance:	$374,487.00	Public Records On File:	0
Revolving Line Utilization:	89.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 428641

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428641	$12,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428641. Member loan 428641 was requested on July 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:	Vanderpools Auto Refinishing	Debt-to-income ratio:	12.12%
Length of employment:	13 years 6 months	Location:	Tucson, AZ

Home town:	Goleta
Current & past employers:	Vanderpools Auto Refinishing, Learjet
Education:	Embry Riddle Aeronautical University at Prescott, Pima Community College

This borrower member posted the following loan description, which has not been verified:

This loan is to do a home office and consolidate debt

A credit bureau reported the following information about this borrower member on July 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1991	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$58,145.00	Public Records On File:	0
Revolving Line Utilization:	40.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 428646

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428646	$10,650	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428646. Member loan 428646 was requested on July 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Becton Dickinson	Debt-to-income ratio:	9.25%
Length of employment:	4 years 7 months	Location:	Alcolu, SC

Home town:	Sumter
Current & past employers:	Becton Dickinson
Education:	Clemson University

This borrower member posted the following loan description, which has not been verified:

I plan to pay off 2 credit cards. The first one is Safe Federal Credit Union Visa for $7,143.27, and the second one is HSBC credit card for $10,595.32. I will close the cards that are being paid off if I am required to. I am not looking to take on new debt, I am trying to reduce the interest on the present debt I currently have.

A credit bureau reported the following information about this borrower member on July 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,808.00	Public Records On File:	0
Revolving Line Utilization:	58.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 428666

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428666	$4,500	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428666. Member loan 428666 was requested on July 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,918 / month
Current employer:	LCOR	Debt-to-income ratio:	18.83%
Length of employment:	1 year 4 months	Location:	capitol heights, MD

Home town:	Capitol Heights
Current & past employers:	LCOR, Computer Sciences Corporation, Equity Office Properties, PN Hoffman, Archstone-Smith Trust, Vornado Realty Trust
Education:	Bowie State University, William Paterson University of New Jersey

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to pay off high interest credit card debt. I have a steady job history and a part time job as well. Have been on good payment track within last couple of years with no lates at all. All bills are paid responsibly and on time! Credit card debt is the result of housing renovations.

A credit bureau reported the following information about this borrower member on July 20, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	40
Revolving Credit Balance:	$10,333.00	Public Records On File:	0
Revolving Line Utilization:	77.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 428673

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428673	$7,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428673. Member loan 428673 was requested on July 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	The Pizza Kitchen LLC	Debt-to-income ratio:	6.64%
Length of employment:	5 years	Location:	TRENTON, NJ

Home town:
Current & past employers:	The Pizza Kitchen LLC
Education:	Mercer County Community College

This borrower member posted the following loan description, which has not been verified:

Looking to consolidate high interest credit card rates into 1 lower payment. I have a very good credit history and I'm looking to capitalize on it by obtaining a loan and lowering the interest on debts from the past, therefore giving me a brighter future.

A credit bureau reported the following information about this borrower member on July 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	37
Revolving Credit Balance:	$11,391.00	Public Records On File:	0
Revolving Line Utilization:	67.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 428713

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428713	$15,000	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428713. Member loan 428713 was requested on July 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	n/a	Debt-to-income ratio:	10.77%
Length of employment:	n/a	Location:	Fort Lee, NJ

Home town:
Current & past employers:	n/a
Education:	New York University (NYU) School of Law

This borrower member posted the following loan description, which has not been verified:

I graduated from law school in May of 2009 and need money to cover living expenses and the cost of registering for the bar exam. Following taking the exam, I have accepted an offer to work at a large law firm with a starting salary of $160,000 plus a possible bonus. Also, I have savings to make payments towards the loan immediately. I also have good credit; have never missed a payment on my credit cards, etc. I take credit obligations very seriously and will always pay on time. FYI - If you are wondering why I am relisting this loan; it's because Lending Club originally removed it because I hadn't verified my future income (large law firm with a starting salary of $160,000 plus a possible bonus). I subsequently sent them documentation of this job which they reviewed; and I am therefore relisting. Any questions please ask.

A credit bureau reported the following information about this borrower member on July 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	40
Revolving Credit Balance:	$12,309.00	Public Records On File:	0
Revolving Line Utilization:	44.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 428803

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428803	$7,000	17.90%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428803. Member loan 428803 was requested on July 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,733 / month
Current employer:	n/a	Debt-to-income ratio:	14.08%
Length of employment:	n/a	Location:	Bloomfield, NJ

Home town:	Bloomifled
Current & past employers:	Emerson
Education:	Rutgers University at Newark

This borrower member posted the following loan description, which has not been verified:

First let me introduce my business, we are Searchlight Comics based out of NJ. We are at the moment an internet only based company. We specialize in new and old comic books and new and old toys. We are a powerseller on ebay and a featured seller on Amazon. Our goal is to offer a wide selection of products at competitive prices. We are always on time with our bill payments and we have never been behind on any of them. We would like to consolidate 2 credit cards that have about $10,000 worth of debt. Most of the debt was accrued through expansion of the business by getting the necessary items to setup our warehouse. Also during the end of last year we needed to hire a team of workers to get our comic book library in order. This expended a lot of our working capital. But now we are getting bogged down with high interest rates. We also would like to purchase more inventories to be able to compete with the larger comic book and toy sellers. At the moment we have 60,000 comic books that we would like to expand to 200,000 and we have about 600 toys that we would like to expand to 2,000 to 3,000. If you have any further questions please feel free to ask.

A credit bureau reported the following information about this borrower member on July 20, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1983	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,760.00	Public Records On File:	0
Revolving Line Utilization:	82.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 428805

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428805	$3,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428805. Member loan 428805 was requested on July 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,000 / month
Current employer:	Superior Beverage Group	Debt-to-income ratio:	4.70%
Length of employment:	1 year 3 months	Location:	Columbus, OH

Home town:	Columbus
Current & past employers:	Superior Beverage Group, Target, Lowe's
Education:	Columbus College of Art and Design, North Central State College

This borrower member posted the following loan description, which has not been verified:

I am in need of a personal loan for $3000 so that I may buy a pickup truck. I currently work part time (30-32 hrs a week) and am finishing up at college, due to graduate in December. After which, I am planning on working full time. I have already paid off one of my student loans, so I no longer make payments on it. I have a good credit score, I just have 'low income'. The vehicle I drive now will not last much longer and I am afraid I will be stranded without a car if I don't act now and look for one to replace it. Both my parents have ruined their credit, and I have no one else to co-sign. I pay rent and utilities and have plenty left over to make a payment with. In fact, whatever little I can sell my car for will be put towards paying off the loan. I have never defaulted or 'maxed out' on any credit cards either. It has been extremely difficult to find a loan when I make what is considered low income, even if my credit score is very good. Please consider me, the average hard working student, who just needs a little help.

A credit bureau reported the following information about this borrower member on July 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,639.00	Public Records On File:	0
Revolving Line Utilization:	21.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 428806

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428806	$15,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428806. Member loan 428806 was requested on July 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,417 / month
Current employer:	Calyon Securities	Debt-to-income ratio:	6.79%
Length of employment:	1 year 6 months	Location:	Long Island City, NY

Home town:	Flushing
Current & past employers:	Calyon Securities
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to refinance my current credit card debt at a lower rate. I am a twenty three year old working as a trader at a major bank. My current salary is 65k a year plus year end bonus. The only other debt I have besides this is a federal student loan for $10,000. I have been on time with all my payments for my student loan and credit cards. Most of this debt was accumulated during my college years paying for daily expenses and student expenses such as books. According to my schedule, I will pay this credit card debt off in about one year. Attaining a loan and saving a few hundred basis points would be a more convenient plan if possible.

A credit bureau reported the following information about this borrower member on July 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,314.00	Public Records On File:	0
Revolving Line Utilization:	87.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 428826

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428826	$25,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428826. Member loan 428826 was requested on July 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,417 / month
Current employer:	Johnson & Johnson	Debt-to-income ratio:	17.93%
Length of employment:	12 years 1 month	Location:	Flemington, NJ

Home town:	Pittsburgh
Current & past employers:	Johnson & Johnson
Education:	Duquesne University, Xavier University

This borrower member posted the following loan description, which has not been verified:

I am looking for $25k unsecured to simply consolidate some very high interest rate credit card debt that I accumulated recently. I am being charged 20%+ interest. I am a sales executive for a Fortune 50 company and will have this repaid in less than 12 months. Please check my credit report - I have spotless payment history - never missed, never late. I just have too much credit which lowers my credit score. I would appreciate any assistance between $10k and $25k unsecured to avoid this very high interest that I'm paying. Thank you.

A credit bureau reported the following information about this borrower member on July 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$181,638.00	Public Records On File:	0
Revolving Line Utilization:	70.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 428839

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428839	$21,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428839. Member loan 428839 was requested on July 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	US Govt	Debt-to-income ratio:	8.23%
Length of employment:	22 years	Location:	Forest Park, IL

Home town:	Memphis
Current & past employers:	US Govt
Education:	University of Central Florida

This borrower member posted the following loan description, which has not been verified:

I would like to pay off all my bill with one low monthly payment. I am currently employed full time with the Federal Govt for over 22 years. I would like to have all of my bills paid for before I retire in 8 years.

A credit bureau reported the following information about this borrower member on July 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1980	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,956.00	Public Records On File:	1
Revolving Line Utilization:	71.10%	Months Since Last Record:	86
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 428879

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428879	$7,500	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428879. Member loan 428879 was requested on July 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,992 / month
Current employer:	Service Experts, Inc	Debt-to-income ratio:	13.23%
Length of employment:	1 year 9 months	Location:	Brighton, CO

Home town:	Brighton
Current & past employers:	Service Experts, Inc
Education:	University of Colorado at Denver and Health Sciences Center

This borrower member posted the following loan description, which has not been verified:

I am applying for a loan which I will use to consolidate my debt into one monthly payment, which will reduce my debt-ratio and improve my credit score as well. I am looking forward to paying off my credit cards, and possible cancelling a few of the newer ones. I read that a fixed loan is better on my credit score than many revolving credit cards. My goal is to pay off my debt, with a fixed loan I will see the progress in paying off the loan, and improving my credit score. I understand that bettering my score and paying off debt will help me in the future when I want to purchase my home, or my vehicle. I am a reliable candidate for the loan, I have been working on paying off my smaller credit cards and have done so, it is the larger ones that are difficult to make progress on, because of the larger interest rate. I always pay my bills every month, and have the means to do so, I am a very responsible person which makes me a good candidate for a loan. I feel a loan will greatly help and will be easier for me to pay, and make larger payments and hopefully pay it off sooner.

A credit bureau reported the following information about this borrower member on July 20, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	33
Revolving Credit Balance:	$8,815.00	Public Records On File:	0
Revolving Line Utilization:	51.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 428880

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428880	$1,400	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428880. Member loan 428880 was requested on July 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$407 / month
Current employer:	public partnership	Debt-to-income ratio:	17.68%
Length of employment:	6 months	Location:	washington, DC

Home town:	Jacksonville
Current & past employers:	public partnership, Medicare Payment Advisory Commission
Education:	University of Mary Washington

This borrower member posted the following loan description, which has not been verified:

This is paying for a trip I am taking to Europe

A credit bureau reported the following information about this borrower member on July 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 428884

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428884	$4,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428884. Member loan 428884 was requested on July 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	n/a	Debt-to-income ratio:	4.28%
Length of employment:	n/a	Location:	Redford, MI

Home town:	Detroit
Current & past employers:	Quicken Loans Inc., Michigan State University
Education:	Michigan State University, Michigan College of Beauty, Lansing Community College

This borrower member posted the following loan description, which has not been verified:

I am seeking financing for continuing education in cosmetic laser procedures, at this time I am unable to secure financing in the form of a student loan because the schooling is less than part time, and other lenders have tightened up on student loan lending. I am able to payback the majority of this loan less than 6 mos from the time I complete training.

A credit bureau reported the following information about this borrower member on July 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1986	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	64
Revolving Credit Balance:	$2,049.00	Public Records On File:	0
Revolving Line Utilization:	9.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 428952

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428952	$25,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428952. Member loan 428952 was requested on July 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$9,833 / month
Current employer:	freedomwave tech llc	Debt-to-income ratio:	13.72%
Length of employment:	6 years 9 months	Location:	concord, NC

Home town:	frederick
Current & past employers:	freedomwave tech llc
Education:	Strayer University at Washington, DC

This borrower member posted the following loan description, which has not been verified:

I have a perfect credit history, recently, one of the major banks, in anticipation of the new credit laws, upped my rate from 7.9% to 23.99% without ever being late or having any adverse action on my credit report. I want to switch over this balance and close my account with this blood sucking bank. I make good money, and have a family, and my interest on this balance will go from $1000 and some change a year to over $5000, almost tripling my monthly payment. I'd rather my money go to someone who cares than a big bank who has taken our tax payer money.

A credit bureau reported the following information about this borrower member on July 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$73,581.00	Public Records On File:	1
Revolving Line Utilization:	17.40%	Months Since Last Record:	98
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 428987

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428987	$12,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428987. Member loan 428987 was requested on July 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	AJ Jersey Inc	Debt-to-income ratio:	17.12%
Length of employment:	8 years	Location:	UNION, NJ

Home town:	Elizabeth
Current & past employers:	AJ Jersey Inc, Raymond of New Jersey
Education:

This borrower member posted the following loan description, which has not been verified:

This loan is to consolidate all my major credit debt.

A credit bureau reported the following information about this borrower member on July 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	39
Revolving Credit Balance:	$15,524.00	Public Records On File:	0
Revolving Line Utilization:	29.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 428994

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428994	$12,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428994. Member loan 428994 was requested on July 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Beecher Carlson	Debt-to-income ratio:	21.68%
Length of employment:	5 years	Location:	Clarkdale, GA

Home town:	Crossville
Current & past employers:	Beecher Carlson, Aon Risk Services
Education:	Gadsden State Community College

This borrower member posted the following loan description, which has not been verified:

Hi, I am Cynthia Dayton and I am requesting a loan for $15,000 to consolidate the 4 credit cards I have that have increased their rates into the 20% range as well as make a few necessary improvements to my home. My job is stable and the company I work for is doing well. I am diligently working on reducing my debt and the credit card rates are hindering that effort. Please consider this loan as I am sure you will find that I am a safe and reliable loan. Regards, Cynthia Dayton

A credit bureau reported the following information about this borrower member on July 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1987	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	20	Months Since Last Delinquency:	8
Revolving Credit Balance:	$18,914.00	Public Records On File:	0
Revolving Line Utilization:	65.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 429003

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429003	$9,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429003. Member loan 429003 was requested on July 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,625 / month
Current employer:	Morgan Stanley	Debt-to-income ratio:	8.77%
Length of employment:	2 years 4 months	Location:	baltimore, MD

Home town:
Current & past employers:	Morgan Stanley, Brokerage Firm
Education:

This borrower member posted the following loan description, which has not been verified:

Im looking to pay off my high intrest credit cards. I have always paid my bills on time and have never been late on a payment. Ive always paid more than the minimum but it dosent seem to put a dent in it. im looking for a loan so i can pay this off in a fixed amount of time.

A credit bureau reported the following information about this borrower member on July 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,228.00	Public Records On File:	0
Revolving Line Utilization:	60.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 429005

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429005	$7,200	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429005. Member loan 429005 was requested on July 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,547 / month
Current employer:	bank of america	Debt-to-income ratio:	6.17%
Length of employment:	9 years 6 months	Location:	essex, MA

Home town:
Current & past employers:	bank of america
Education:

This borrower member posted the following loan description, which has not been verified:

looking to finance home improvement project to 1 of the homes i own.

A credit bureau reported the following information about this borrower member on July 21, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1990	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,325.00	Public Records On File:	0
Revolving Line Utilization:	3.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 429010

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429010	$11,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429010. Member loan 429010 was requested on July 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Cast and Crew	Debt-to-income ratio:	7.62%
Length of employment:	2 years	Location:	STUDIO CITY, CA

Home town:	Hemet
Current & past employers:	Cast and Crew
Education:	University of California-San Diego (UCSD)

This borrower member posted the following loan description, which has not been verified:

Hello, I am hoping for assistance to consolidate my debt. Within the last few years with my current employer, I've reduced my overall debt by about 30%. With the remaining debt I have at such high interest rates (IE: my credit line with HFC), I need to consolidate my debt so I can eliminate my overall debt faster. Realizing that getting into debt is principally a big mistake, I wish to move forward by exemplifying better financial responsibilty and proving this lesson learned. Thank you for your consideration. All the best, Nori Chia

A credit bureau reported the following information about this borrower member on July 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	45
Revolving Credit Balance:	$10,756.00	Public Records On File:	0
Revolving Line Utilization:	69.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 429085

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429085	$7,500	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429085. Member loan 429085 was requested on July 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	All American Appraiser	Debt-to-income ratio:	15.84%
Length of employment:	5 years 3 months	Location:	San Francisco, CA

Home town:	St. Petersburg
Current & past employers:	All American Appraiser
Education:	College of Marin, University of California-Davis (UC Davis)

This borrower member posted the following loan description, which has not been verified:

I am generally on-time with my monthly payments, and have a fairly good history repaying personal loans.

A credit bureau reported the following information about this borrower member on July 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	77
Revolving Credit Balance:	$5,015.00	Public Records On File:	0
Revolving Line Utilization:	85.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 429097

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429097	$4,800	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429097. Member loan 429097 was requested on July 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,583 / month
Current employer:	Startek	Debt-to-income ratio:	17.26%
Length of employment:	1 year 2 months	Location:	Englewood, CO

Home town:	Aurora
Current & past employers:	Startek
Education:

This borrower member posted the following loan description, which has not been verified:

Looking to consolidate outstanding balances on two Citi cards with interest rates in the mid-teens.

A credit bureau reported the following information about this borrower member on July 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	50
Revolving Credit Balance:	$22,101.00	Public Records On File:	0
Revolving Line Utilization:	26.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 429126

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429126	$16,750	20.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429126. Member loan 429126 was requested on July 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Premier Pets	Debt-to-income ratio:	21.34%
Length of employment:	1 year	Location:	Rancho Mirage, CA

Home town:	Syracuse
Current & past employers:	Premier Pets
Education:

This borrower member posted the following loan description, which has not been verified:

Our current business name is Premier Pets and has been in business for 4 years. I purchased the business in Feb 2009 because it was doing around $500k per year in gross sales and decent cashflow. I knew I could increase sales and the overall client base if only I had the right image and location. Thus, rebanding the name to Hollywood Premier Pets and expaning the current location from 1800 sq ft to 2500 sq ft. The new location will have a 1920's Hollywood art deco look and feel. However in the middle of construction and fixture development, our lender backed out of the loan/lease. Feel Free to check out our website www.hollywoodpremierpets.com or call me with any questions. Looking forward to your help.

A credit bureau reported the following information about this borrower member on July 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	17
Revolving Credit Balance:	$13,337.00	Public Records On File:	1
Revolving Line Utilization:	59.00%	Months Since Last Record:	87
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 429147

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429147	$11,500	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429147. Member loan 429147 was requested on July 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Halifax Corporation	Debt-to-income ratio:	10.89%
Length of employment:	9 years 9 months	Location:	HARRISBURG, PA

Home town:	Harrisburg/Dauphin
Current & past employers:	Halifax Corporation, PA Blue Shield - Advertising(1990-2000), Hershey Medical Center - Paramedic (1985-1990), Worked at Halifax Corp last 10 yrs (Warranty Admin)
Education:	Harrisburg Area Community College-Harrisburg, University of Phoenix

This borrower member posted the following loan description, which has not been verified:

I'm looking to consolidate two credit card payments into one monthly affordable fee.

A credit bureau reported the following information about this borrower member on July 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,637.00	Public Records On File:	0
Revolving Line Utilization:	91.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 429159

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429159	$12,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429159. Member loan 429159 was requested on July 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	K-force	Debt-to-income ratio:	17.39%
Length of employment:	3 years 1 month	Location:	ROSELLE, NJ

Home town:	Callao
Current & past employers:	K-force
Education:	Gibbs College-Livingston

This borrower member posted the following loan description, which has not been verified:

New Loan

A credit bureau reported the following information about this borrower member on July 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,079.00	Public Records On File:	0
Revolving Line Utilization:	14.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 429170

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429170	$10,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429170. Member loan 429170 was requested on July 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	millers ale house	Debt-to-income ratio:	22.46%
Length of employment:	2 years 5 months	Location:	naples, FL

Home town:	flint
Current & past employers:	millers ale house, Fiserv Inc.
Education:	Ferris State University

This borrower member posted the following loan description, which has not been verified:

I feel i have good credit because every 2-3 years i use my credit cards and then i get a loan to consolidate them. I don't know any other way but then again I always seem to have a hard time finding somebody to loan.. Last time my mom had to sign to help me out. I sometimes wonder why I have good credit when it doesn't help in these situations.. My mom wont help me this time so now hopefully at 30 I can get my own loan to get out of debt. thank you and i hope you can help

A credit bureau reported the following information about this borrower member on July 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	61
Revolving Credit Balance:	$10,593.00	Public Records On File:	0
Revolving Line Utilization:	37.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 429209

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429209	$9,600	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429209. Member loan 429209 was requested on July 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	ConforMIS	Debt-to-income ratio:	12.72%
Length of employment:	1 month	Location:	Burlington, MA

Home town:	Framingham
Current & past employers:	ConforMIS, Boston Scientific, Tyco International, Intel, Vought Aircraft
Education:	Lesley University, Dean College, Quinsigamond Community College

This borrower member posted the following loan description, which has not been verified:

Hello Lenders, My 1970's Cessna 150 aircraft is in the shop needing a $10K engine overhaul to restore it back to new condition and make it safe. I spent the winter restoring the interior and all it needs now is this engine rebuild. Having the engine overhauled boosts the airplanes value from it's current $20k market value to around $30-$32k and makes it more fuel efficient and reliable. Once the airplane is flying again, I plan of flying it for various charitable missions, including Angel Flight, Young Eagles and Pilots n Paws (animal rescue). Flying is my passion and I like to apply this passion in a way that I can help others! I recently relocated back to MA, am college degreed with 20+ years career experience. I recently accepted a new job in the medical device industry, and have a decent income ($90k/year) going forward, but living expenses while out of work, plus necessary move costs incurred to get myself here have depleted my current cash reserves. Based on my new job income ($7500/mo) , I will be in a position to pay off my current credit cards and service this loan without any difficulty, in fact, if they provided shorter terms, I'd gladly pay off in just 4 months. but am OK with carrying this loan out to it's 36 month (3 year) term. Longer term, I am looking to eventually buy real estate (condo or starter house) Time is of the essence! The engine rebuilders in PA already have the airplane engine in their shop now and I need these funds to get the 4 week remanufacturing cycle started. They need $6k down and the balance upon delivery. I will have the funds (through future pay checks) to cover the aircraft mechanics fees to reinstall engine when it's done. I really appreciate your consideration as a potential lender!

A credit bureau reported the following information about this borrower member on July 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	29	Months Since Last Delinquency:	3
Revolving Credit Balance:	$11,265.00	Public Records On File:	0
Revolving Line Utilization:	39.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 429210

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429210	$6,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429210. Member loan 429210 was requested on July 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,458 / month
Current employer:	Caritas Christi	Debt-to-income ratio:	0.00%
Length of employment:	2 years 9 months	Location:	TEWKSBURY, MA

Home town:
Current & past employers:	Caritas Christi
Education:

This borrower member posted the following loan description, which has not been verified:

I'm a single mom who is looking to put a down payment on a vacation home for my son and i. i can make the monthlly payments no problem, i just need a bigger down payment then i have and that is why i am requesting 6,000 to help with the down payment. i am very faithful in paying off my bills. i have no debt, i have paid off all my debt so the focus of my income will be to pay off this loan and the mortgage loan monthly thank you for your consideration

A credit bureau reported the following information about this borrower member on July 21, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	37	Months Since Last Delinquency:	17
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 429223

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429223	$7,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429223. Member loan 429223 was requested on July 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,929 / month
Current employer:	Volusia County Schools	Debt-to-income ratio:	18.20%
Length of employment:	31 years	Location:	New Smyrna Beach, FL

Home town:	Chicago
Current & past employers:	Volusia County Schools
Education:	Eastern Illinois University

This borrower member posted the following loan description, which has not been verified:

Ok... first off I want to tell you up front that my credit score is not good due to my debt ratio; but it is just not that I owe a lot; it looks like I owe LOTS more due to the CC companies lowering my available balance. :-( BUT I am not late with payments (except one time I was in the hospital...and was in no condition to even to remember to pay them). However, what got me in this mess... was love. I fell for a man in Europe and even lived there while we talked of marriage and I kept lending him money.... money, I didn't really have. When I got back to the states, I had to cash in my retirement and do a line of equity with my house and use my credit cards to live and sometimes even send him more money! All of that I gave him was to be a loan to be paid back (it totalled over $22,000) when we got married here in the states; but he never came and disappeared off the face of the earth. BUT I am a great detective, and found him and with the grace of GOD got a bonus at school, so I flew out there in Nov. 2008 and pressed charges. I have case as I kept all the evidence of the money I gave him (except the cash), and it will go to court this fall! I am not sure if he can pay me back anything; but if found guilty of fraud, he will end up in jail. And YES, there is a book in this! These CC companies are killing me with their interest rates, and I am getting no where in getting down my debt. With this money, I can pay off one cc and one loan (and all but one are closed accounts) and fly to Serbia for the trial. I am a VERY good risk as I am a respected teacher who has 25 years in the county and makes a good salary which is directly deposited into my account. I cannot be laid off (YEAH!) and I am working 3 more years, and then I will retire, with my goal being rid of all debt besides my house and one credit card. So your plan is perfect for me! ALSO, I have just converted my mortgage to a fixed rate, and my payments will be $200 less per month! So... I am hoping there is someone out there who could help me get out of this monetary nightmare.

A credit bureau reported the following information about this borrower member on July 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1989	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	39
Revolving Credit Balance:	$42,157.00	Public Records On File:	0
Revolving Line Utilization:	86.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 429228

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429228	$7,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429228. Member loan 429228 was requested on July 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Regencey Limousine	Debt-to-income ratio:	12.77%
Length of employment:	2 years 3 months	Location:	Bridgeport,ct, CT

Home town:	YONKERS
Current & past employers:	Regencey Limousine, DRIVERS UNLIMITED,DARIEN,CT
Education:	Sacred Heart University

This borrower member posted the following loan description, which has not been verified:

since the economic downturn 3 of my credit cards are now owned by the bailed out chase co. 1 of my cards is now owned by barclays. despite the feds providing cheap interest to the banks,(this on top of bailout money). the above said banks have systematically raised the interest terms on all the cards. I might as well make one payment over 3 years and cancel the 4 credit cards. this is so much more attractive of a proposition than making minimum payments at the same price as a loan. I have been in the limousine industry for over 25 years and have worked hard to re-establish my credit since a divorce that forced me into bankruptcy over 12 years ago. by paying off the 4 credit cards and knowing that my p to p loan will be paid off in no more than 3 years, I will sleep much better at night and feel much more in control of my finances again.

A credit bureau reported the following information about this borrower member on July 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,539.00	Public Records On File:	0
Revolving Line Utilization:	68.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 429234

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429234	$11,400	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429234. Member loan 429234 was requested on July 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,417 / month
Current employer:	Loc Performance Products	Debt-to-income ratio:	4.21%
Length of employment:	1 month	Location:	Northville, MI

Home town:	Midland
Current & past employers:	Loc Performance Products, BAE Systems, Inc., Visteon
Education:	The University of Michigan Ross School of Business, The Universit of Michigan College of Engineering

This borrower member posted the following loan description, which has not been verified:

I recently purchased a home on a lakefront for a great deal partly because it needs work in the kitchen and does not have a deck to truly take advantage of the lakefront property. The financing will help me to quickly get this home up to a standard where we can enjoy it. The term sought is 5 years or more. As you know, traditional real estate financing is difficult. In this case the acquisition debt plus this debt will at the end result total less then 80% of the home's market value. Problem is, the banks won't currently lend based on anticipated value but only on 80% of the current value which is depressed due to the old kitchen and no deck. My credit is outstanding. I have never missed a payment on anything. I have never been unemployed. I have graduate degrees in both engineering and business so my employment risk is very low. I recently chose on my own initiative to leave BAE Systems to pursue an opportunity at Loc Performance Products.

A credit bureau reported the following information about this borrower member on July 21, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$58,518.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 429255

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429255	$10,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429255. Member loan 429255 was requested on July 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Angel Oak Capital Partners	Debt-to-income ratio:	8.90%
Length of employment:	3 months	Location:	Atlanta, GA

Home town:	Portland
Current & past employers:	Angel Oak Capital Partners
Education:	University of Portland

This borrower member posted the following loan description, which has not been verified:

Lost my job at the beginning of the year. I work now, as a bond trader. I've never made less than double my mininum payment. This loan is merely to lower my interest rate. Thank you all for helping. -D

A credit bureau reported the following information about this borrower member on July 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,048.00	Public Records On File:	0
Revolving Line Utilization:	26.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 428142

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428142	$21,250	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428142. Member loan 428142 was requested on July 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,917 / month
Current employer:	deborah Boykin	Debt-to-income ratio:	15.70%
Length of employment:	8 years 6 months	Location:	Buna, TX

Home town:
Current & past employers:	deborah Boykin
Education:

This borrower member posted the following loan description, which has not been verified:

Home Improvement loan

A credit bureau reported the following information about this borrower member on July 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,091.00	Public Records On File:	0
Revolving Line Utilization:	53.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 428885

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428885	$10,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428885. Member loan 428885 was requested on July 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Adorno and Yoss LLP	Debt-to-income ratio:	18.31%
Length of employment:	1 year	Location:	WEST PALM BEACH, FL

Home town:	Boynton Beach
Current & past employers:	Adorno and Yoss LLP, Circuit City Stores
Education:	Florida Atlantic University, Nova Southeastern University

This borrower member posted the following loan description, which has not been verified:

This is a loan to consolidate and pay off my credit cards.

A credit bureau reported the following information about this borrower member on July 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	46
Revolving Credit Balance:	$16,528.00	Public Records On File:	0
Revolving Line Utilization:	22.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 428899

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428899	$18,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428899. Member loan 428899 was requested on July 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,500 / month
Current employer:	Merced Union High School District	Debt-to-income ratio:	16.42%
Length of employment:	16 years	Location:	ATWATER, CA

Home town:	Merced
Current & past employers:	Merced Union High School District
Education:	Biola University, California State University-Stanislaus (CSU Stanislaus)

This borrower member posted the following loan description, which has not been verified:

I have a good solid job and very low living expenses. I want to put my credit card debt into a 3 year fixed loan and then cut up the cards and be debt free in 3 years.

A credit bureau reported the following information about this borrower member on July 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1988	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	71
Revolving Credit Balance:	$11,318.00	Public Records On File:	0
Revolving Line Utilization:	35.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 428954

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428954	$8,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428954. Member loan 428954 was requested on July 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,075 / month
Current employer:	US Geological Survey	Debt-to-income ratio:	6.21%
Length of employment:	3 years 6 months	Location:	ATLANTA, GA

Home town:	Peachtree City
Current & past employers:	US Geological Survey
Education:	Georgia Institute of Technology

This borrower member posted the following loan description, which has not been verified:

Purpose: I am trying to get the extra money for the engagement ring my girlfriend really wants. We happened to come across the perfect ring when we were not particularly looking for it that day and do not want to pass it up if possible. Self: I have a secure federal government job with steady pay increases at least once every year. I have a good credit score with no delinquencies or late payments. The only other loan I am currently carrying is a student loan with a monthly payment of only $50. I own my car and rent an apartment with a roommate. Thank you.

A credit bureau reported the following information about this borrower member on July 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,883.00	Public Records On File:	0
Revolving Line Utilization:	65.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 429135

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429135	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429135. Member loan 429135 was requested on July 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$33,333 / month
Current employer:	n/a	Debt-to-income ratio:	0.59%
Length of employment:	n/a	Location:	torrance, CA

Home town:	Torrance
Current & past employers:	Precision Porsche
Education:

This borrower member posted the following loan description, which has not been verified:

We are seeking additional funding for an innovative and unique alternative energy company. Our company manufactures and distributes wind turbines catered for residential and small business use. Currently we have 1500 invoices from potential buyers that we are fully willing to furnish to anyone interested in investing in this unique business venture. Along with providing our current invoices, we are willing to supply any additional documentation a potential investor may require. The funds we seek will be serving the purpose of allowing us to fulfill all of our current orders. This is certainly a promising investment that has a considerably low possibility of default, being that orders are already in hand and just need to be fulfilled. We hope that anyone interested in becoming involved in such a company would contact us. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on July 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	1
Revolving Credit Balance:	$8,049.00	Public Records On File:	0
Revolving Line Utilization:	22.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 429247

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429247	$2,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429247. Member loan 429247 was requested on July 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Douglas Development	Debt-to-income ratio:	17.62%
Length of employment:	2 months	Location:	ARLINGTON, VA

Home town:	Jacksonville
Current & past employers:	Douglas Development, Georgetown University
Education:	Georgetown University, Southwestern University

This borrower member posted the following loan description, which has not been verified:

Recent Graduate

A credit bureau reported the following information about this borrower member on July 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	66
Revolving Credit Balance:	$5,127.00	Public Records On File:	0
Revolving Line Utilization:	75.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 429277

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429277	$9,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429277. Member loan 429277 was requested on July 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,188 / month
Current employer:	Lockheed Martin Corp.	Debt-to-income ratio:	11.30%
Length of employment:	1 year 1 month	Location:	Lakeville, MN

Home town:	Lakeville
Current & past employers:	Lockheed Martin Corp., C.H. Robinson Worldwide
Education:	University of Minnesota-Twin Cities, Stevens Institute of Technology

This borrower member posted the following loan description, which has not been verified:

I am starting graduate school this fall and would like to minimize the number of payments I have to make during that time. I plan on consolidating credit cards to do just that. I have never been late on a payment and never plan to. I work at Lockheed Martin as a Software Engineer in the Leadership Development Program. I gross over $62,000 and I know I would be a good candidate for a loan.

A credit bureau reported the following information about this borrower member on July 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,842.00	Public Records On File:	0
Revolving Line Utilization:	61.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 429285

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429285	$20,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429285. Member loan 429285 was requested on July 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,583 / month
Current employer:	Accenture	Debt-to-income ratio:	10.20%
Length of employment:	11 years 1 month	Location:	ALEXANDRIA, VA

Home town:	Birmingham
Current & past employers:	Accenture
Education:	Vanderbilt University

This borrower member posted the following loan description, which has not been verified:

I am a professional with my company for 11 years and may $160,000 per year. My partner in life lost his job 6 months ago which has been a burden on its own, but my best friend who lives abroad was in worse financial trouble and I gave them a loan of cash over time which caused some of my own credit card debt to build up. This loan will allow me to consolidate this debt into an easy payment. I am very responsible and have never missed a payment until recently which has caused some credit card rates to skyrocket. I would like to pay these off, close the accounts, and use one credit card with a low interest rate. Please give me the funds that will allow me to do this.

A credit bureau reported the following information about this borrower member on July 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	23
Revolving Credit Balance:	$106,181.00	Public Records On File:	0
Revolving Line Utilization:	94.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 429313

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429313	$9,600	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429313. Member loan 429313 was requested on July 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,834 / month
Current employer:	3M	Debt-to-income ratio:	8.75%
Length of employment:	1 year 7 months	Location:	MADISON, AL

Home town:
Current & past employers:	3M
Education:	University of South Carolina-Columbia (USC)

This borrower member posted the following loan description, which has not been verified:

Due to the hardships Bank of America is suffering through bad investments they have changed current terms of our loans. We have been long term customer with BA and have always paid ahead and above the required amounts. We have well paying incomes and can easily pay back our debt with a little time. With out refianacing at BA current variable rate we will never make progress on this debt and in this current encomony we do not wish to deep into our saving to repay it at this time.

A credit bureau reported the following information about this borrower member on July 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,147.00	Public Records On File:	0
Revolving Line Utilization:	34.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 429315

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429315	$20,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429315. Member loan 429315 was requested on July 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Squitieri & Fearon	Debt-to-income ratio:	8.60%
Length of employment:	8 years 2 months	Location:	jersey city, NJ

Home town:	Brooklyn
Current & past employers:	Squitieri & Fearon
Education:	Pace University

This borrower member posted the following loan description, which has not been verified:

Hello: I am currently employed full-time as a paralegal. I have good credit and am a reliable and trustworthy candidate for this loan. I have a checking account where my paycheck is deposited by direct deposit so therefore the loan payments can be debited directly from my checking account. My husband has been unable to get a job for over a year now and is planning on returning to school in September to get his masters in engineering. He has applied for and has gotten a student loan. However, we have been unable to secure a personal loan (because we do not own our home). We have a 20-month old son and unfortunately I am the only income right now. We both have an american express bill for $18,000 that I need to pay off as this bill requires me to pay $1,600 monthly. When my husband got laid off we used this card for almost everything. I know that paying off that bill will allow me to use the $1,600 to pay the loan payments monthly and a couple of other other bills. The other $2,000 I will apply to other bills. thanks,

A credit bureau reported the following information about this borrower member on July 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,132.00	Public Records On File:	0
Revolving Line Utilization:	36.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 429324

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429324	$5,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429324. Member loan 429324 was requested on July 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	American Institutes for Research	Debt-to-income ratio:	17.94%
Length of employment:	1 year 9 months	Location:	Dedham, MA

Home town:	Charlton
Current & past employers:	American Institutes for Research
Education:	UMass Dartmouth

This borrower member posted the following loan description, which has not been verified:

Hello, I want to get a loan to pay off my Bank of America credit card. I recently got engaged, and am concerned about my debt having a negative impact on our future plans of buying a house and having children. I would like to consolidate my credit card debt into one loan with a lower interest rate than my current APR so that I can focus on paying it back quickly and efficiently. I want to put bad financial health behind me - I want to move forward with my life. Like many other people, I am struggling to get out of credit card debt due to high interest rates. despite my best efforts, I'm going no where. I've called the companies, and they say they can't do anything to help me. I make payments on time, and above the minimum amount, but am still just treading water. I've been at my current job since October 2007, and have received two raises and one bonus. My income is steady, and my expenses are well within my means. I have learned from my younger years, when I was more careless with credit. I have come to realize the gravity of it. I now follow a budget, and track my spending and income. I am ready to take on this loan and follow its terms as agreed upon. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on July 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	21
Revolving Credit Balance:	$5,668.00	Public Records On File:	0
Revolving Line Utilization:	76.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 429347

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429347	$23,600	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429347. Member loan 429347 was requested on July 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Jones Walker	Debt-to-income ratio:	16.21%
Length of employment:	2 years 3 months	Location:	NEW ORLEANS, LA

Home town:	New Orleans
Current & past employers:	Jones Walker
Education:	Loyola University New Orleans

This borrower member posted the following loan description, which has not been verified:

I would like to be debt free within three years. The credit card companies keep on changing their fees/rates and I would like to be free of Bank of America. I applied for this loan through Lending Tree and I would love to start this as soon as possible! 36 set payments and it is all paid off sounds like heaven!! Thank you.

A credit bureau reported the following information about this borrower member on July 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,276.00	Public Records On File:	0
Revolving Line Utilization:	71.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 429357

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429357	$8,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429357. Member loan 429357 was requested on July 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Sinclair and Sons	Debt-to-income ratio:	15.69%
Length of employment:	2 years 10 months	Location:	Derby, KS

Home town:	Wichita
Current & past employers:	Sinclair and Sons, Sears Holdings Corporation
Education:	Friends University, Wichita State University, Butler Country Communtiy College

This borrower member posted the following loan description, which has not been verified:

With this money I will pay off my 4 credit cards. 3 of which have fairly low balances, and one with a higher balance. I haven't had trouble paying the bills, I would just like to roll it all into one payment with a lower interest rate and a set pay off date. Since I have school loans as well as a car loan (none of which I have trouble paying) I am having trouble finding a loan through a traditonal institution. My goal is to become debt free as soon as possible. I currently have 2 jobs and I am very responsible. I work hard to get things done and done quickly. I have been trying for some time to consolidate these credit cards but have found it difficult because of the school loans.

A credit bureau reported the following information about this borrower member on July 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,131.00	Public Records On File:	0
Revolving Line Utilization:	93.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 429374

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429374	$20,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429374. Member loan 429374 was requested on July 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,033 / month
Current employer:	USMC (Capt Williams)	Debt-to-income ratio:	11.85%
Length of employment:	8 months	Location:	Twentynine Palms, CA

Home town:	Saint Charles
Current & past employers:	USMC (Capt Williams), USMC (Active Duty)
Education:	National University

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate some debts and do some home improvements. I can comfortably afford payments of $1000 a month or less.

A credit bureau reported the following information about this borrower member on July 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,281.00	Public Records On File:	0
Revolving Line Utilization:	2.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 429376

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429376	$2,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429376. Member loan 429376 was requested on July 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	12.20%
Length of employment:	n/a	Location:	TAMPA, FL

Home town:	Santo Domingo Pueblo
Current & past employers:	Babies R Us, Wal-Mart Stores
Education:	Universidad Autonoma Santo Domingo

This borrower member posted the following loan description, which has not been verified:

Hello, my name is Karina Berlinski and I'm the mother of two. I need $2,000 to combine some outstanding debts and to help me develop further a cooking website I'm currently designing on latin food.

A credit bureau reported the following information about this borrower member on July 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,802.00	Public Records On File:	0
Revolving Line Utilization:	90.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 429388

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429388	$24,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429388. Member loan 429388 was requested on July 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,042 / month
Current employer:	Ramon Hernandez Enterprises, Inc.	Debt-to-income ratio:	8.56%
Length of employment:	2 years	Location:	Miami, FL

Home town:	Matanzas
Current & past employers:	Ramon Hernandez Enterprises, Inc., Ord. Medicial
Education:	Martiere de Barbados

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is Interior and Exterior Home Improvement: painting, gardening and remodeling kitchen and bathrooms to add value to my home.

A credit bureau reported the following information about this borrower member on July 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$943.00	Public Records On File:	0
Revolving Line Utilization:	8.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 429401

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429401	$10,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429401. Member loan 429401 was requested on July 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$17,250 / month
Current employer:	MasterCard Worldwide	Debt-to-income ratio:	3.74%
Length of employment:	6 years 6 months	Location:	NEW YORK, NY

Home town:	Mt. Pleasant
Current & past employers:	MasterCard Worldwide, DaimlerChrysler
Education:	Central Michigan University

This borrower member posted the following loan description, which has not been verified:

Loan to assist my sister with her house

A credit bureau reported the following information about this borrower member on July 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	57
Revolving Credit Balance:	$28,454.00	Public Records On File:	0
Revolving Line Utilization:	60.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 429466

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429466	$15,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429466. Member loan 429466 was requested on July 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,417 / month
Current employer:	Armstrong Teasdale LLP	Debt-to-income ratio:	10.87%
Length of employment:	2 years 8 months	Location:	BELLEVILLE, IL

Home town:	Omaha
Current & past employers:	Armstrong Teasdale LLP
Education:	University of Wisconsin - Milwaukee

This borrower member posted the following loan description, which has not been verified:

I'm looking to get a personal debt consolidation loan for up to 15000 to consolidate 2 high interest credit cards. My credit score should be excellent. There should be no negative marks on the credit report. I am currently making monthly payments of about $1000/mo. I'm looking to get a 2 to 3 yr loan.

A credit bureau reported the following information about this borrower member on July 22, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,040.00	Public Records On File:	0
Revolving Line Utilization:	39.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 429506

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429506	$18,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429506. Member loan 429506 was requested on July 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Kroger Co.	Debt-to-income ratio:	0.17%
Length of employment:	2 years	Location:	Portland, OR

Home town:	Oil City
Current & past employers:	Kroger Co.
Education:	Rochester Institute of Technology (RIT)

This borrower member posted the following loan description, which has not been verified:

I am looking for a loan to combine with some of my on hand cash to make a 20% down payment on a small condo. The condo is not FHA approved so I cannot seek a FHA loan for the property and there is a local credit union that will offer me an adjustable rate mortgage but I am scared off by the idea of adjustable and want just a 30 year fixed. Why am I a good investment? I have a good and steady job as a software developer working for one of the largest retailers in the United States for the last 2 years. I paid off my $27k in student loans 15 months after graduating (this can be proved) while living modestly on my own (not with parents). I will qualify and receive somewhere between $7000 and $8000 next year as part of the government's First Time Home Buyer Tax Credit program. Additionally, I hold over $3000 in stock that I cannot sell until exactly one year from today so between that and my tax credit; there is an extra $10k I'll have as disposable income next year.

A credit bureau reported the following information about this borrower member on July 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 429510

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429510	$13,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429510. Member loan 429510 was requested on July 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,500 / month
Current employer:	Mac Tools	Debt-to-income ratio:	17.51%
Length of employment:	3 years 3 months	Location:	Round Rock, TX

Home town:	Saginaw
Current & past employers:	Mac Tools, Paramount Cards Inc.
Education:	Eastern Michigan University

This borrower member posted the following loan description, which has not been verified:

Purpose of the loan: My husband and I are looking to become debt free! We have a couple credit cards that we are tired of and are ready to be out of debt for good. The banks are no help since they are the ones who want us in debt to begin with so we need your help! Our financial situation: We are hard working dedicated people with a sense of personal responsibility. We both pay our debts in full and on time as you will notice in my credit rating. We have had two smaller Prosper loans that were ALWAYS paid on time and paid off. My husband is well employed and enjoys the work that he does tremendously. If you have interest in bidding you can be sure that we will make good on our debt to you. My hope is that we will be able to be in a lending situation in the next year so we can help others who have helped us. Below is an outline of our monthly budget for you to review: My monthly budget: Net income $4,400 (after deductions) Mortgage $1,750 Car payment 1 $338 Insurance $58 Utilities $240 Credit Cards $400 Groceries $400 Gas $50 (my gas is company paid, my wife hardly drives anywhere) --------------------------------------------------- Total bills $3236 Free cash flow after bills $1164 You will see that we will have enough cash every month to easily pay back this loan, so please BID WITH CONFIDENCE!

A credit bureau reported the following information about this borrower member on July 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	41	Months Since Last Delinquency:	15
Revolving Credit Balance:	$22,388.00	Public Records On File:	0
Revolving Line Utilization:	91.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 429512

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429512	$13,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429512. Member loan 429512 was requested on July 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	ABM Industries	Debt-to-income ratio:	9.53%
Length of employment:	5 years 5 months	Location:	Oakland, CA

Home town:	Falmouth
Current & past employers:	ABM Industries, Rita Monser-Lake Veterinary Hospital
Education:	Chabot College

This borrower member posted the following loan description, which has not been verified:

Seeking a possible fixed loan to pay off Credit Cards.

A credit bureau reported the following information about this borrower member on July 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,472.00	Public Records On File:	0
Revolving Line Utilization:	80.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 429515

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429515	$17,600	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429515. Member loan 429515 was requested on July 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,275 / month
Current employer:	Ralcorp Holdings	Debt-to-income ratio:	10.05%
Length of employment:	10 months	Location:	St. Ann, MO

Home town:	Appleton City
Current & past employers:	Ralcorp Holdings, Solae, LLC
Education:	Saint Louis University-Main Campus, Missouri State University

This borrower member posted the following loan description, which has not been verified:

Hi! I would like to pay off my credit cards, which I ran up when I was young & stupid-paid for my wedding, etc. I've worked in the food industry for 10 years and have been in my current job for 1 year- I was in my previous position for 9 years. My new company is doing well.- in fact they are hiring more people. I always make my loan payments on time-you will not need to worry about late payments. I am simply trying to get out of credit card debt so that my husband & I can pay off our house & eventually move into a bigger home. Thanks so much for your help!!

A credit bureau reported the following information about this borrower member on July 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	24	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	54	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$51,054.00	Public Records On File:	0
Revolving Line Utilization:	58.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 429535

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429535	$10,400	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429535. Member loan 429535 was requested on July 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	source refrigeration	Debt-to-income ratio:	6.73%
Length of employment:	8 years	Location:	corona, CA

Home town:
Current & past employers:	source refrigeration
Education:

This borrower member posted the following loan description, which has not been verified:

I recently bought my first home and I would like to pay off my existing debt with a lower interest rate to free up more money to do home improvements and have emergency funds.

A credit bureau reported the following information about this borrower member on July 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	3
Revolving Credit Balance:	$4,611.00	Public Records On File:	0
Revolving Line Utilization:	30.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 429541

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429541	$4,750	19.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429541. Member loan 429541 was requested on July 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,842 / month
Current employer:	Unemployed	Debt-to-income ratio:	20.09%
Length of employment:	8 months	Location:	Baxter Springs, KS

Home town:	Pittsburg
Current & past employers:	Unemployed, Superior Industries Intl,Inc, Kansas City Sothern Railroad, Combined Insurance Company
Education:	Longview Community College

This borrower member posted the following loan description, which has not been verified:

I'm going to work for Mr Jacob Toback(www.JacobToback.com) as a sales associate.He is an expert in helping businesses increase sales,referrals,& foot traffic by as much as 30%.We sell very low cost vouchers for free airfare,free gas,free groceries,& starting 07/28 free vacations.The businesses then give these away to their customers.There is a video on Mr Toback's website that explains how this works.This sales aide works great in car dealerships,banks,furniture stores,cell phone companies,etc.The projected income I can make is $4000wk & there is very low overhead.The $4750 will be used for training materials,initial voucher purchase,& expense money to get me started.This is very exciting & like Mr Toback says: "a no brainer for businesses to take advantage of this to help sales."I've had 4yrs of sales experience & need some help to take advantage of this fantastic opportunity.My employer for the past 10yrs shut our plant down 12/08 & I've been on unemployment since that time.I'm entering a trade school 08/10/09 to get re-trained in computer tech. & can draw my weekly benefit while attending school.My wife is working fulltime,so between the both of us our bills are covered.We don't have very many bills anyway & both of our vehicles are paid-off.I would appreciate you helping me achieve my financial independence.I know you could use these sale aides in your financial institution.

A credit bureau reported the following information about this borrower member on July 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	23
Revolving Credit Balance:	$904.00	Public Records On File:	0
Revolving Line Utilization:	75.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 429555

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429555	$25,000	18.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429555. Member loan 429555 was requested on July 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Aspen Dental	Debt-to-income ratio:	24.97%
Length of employment:	1 year 6 months	Location:	Cortland, OH

Home town:	Youngstown
Current & past employers:	Aspen Dental
Education:	Hiram College, Ohio state College of Dentistry

This borrower member posted the following loan description, which has not been verified:

I will use the money to pay off high interest credit card debt. I am a dentist and have a healthy income. My first dental job involved going to nursing homes, and my employer still owes me $30,000 which is part of the reason I have high credit card debt. I have been in a stable paying dental job now for 1 1/2 years. My in-laws had unforseen financial difficulties, so I had to unexpectedly pay for my wedding earlier this year and now support a step daughter. With all the changes in the economy, my credit limits have been slashed and interest rates have been raised. This also caused a sharp drop in my credit score. With all my debt, I have never been late or missed a payment. I will pay off my debt, I would just like to do it without getting killed with interest, which is why I am applying for this loan.

A credit bureau reported the following information about this borrower member on July 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$96,565.00	Public Records On File:	0
Revolving Line Utilization:	88.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 429572

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429572	$18,500	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429572. Member loan 429572 was requested on July 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,208 / month
Current employer:	Sidebar	Debt-to-income ratio:	18.22%
Length of employment:	4 years 7 months	Location:	Chicago, IL

Home town:
Current & past employers:	Sidebar
Education:

This borrower member posted the following loan description, which has not been verified:

Seeking a Loan for $18500 at a rate of %13 or less for 3 years to financially right myself.

A credit bureau reported the following information about this borrower member on July 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	53
Revolving Credit Balance:	$10,157.00	Public Records On File:	0
Revolving Line Utilization:	63.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 429574

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429574	$15,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429574. Member loan 429574 was requested on July 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Maxim Integrated Products	Debt-to-income ratio:	11.67%
Length of employment:	10 years	Location:	Colorado Springs, CO

Home town:	Phoenix
Current & past employers:	Maxim Integrated Products, Vitesse Semiconductor Corporation, Abi Lines Company
Education:	University of Colorado at Colorado Springs

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate 3 credit cards, with current balances of 11500 + 5000 + 8500, and a total of minimum payments of ~$950. At even and 8% rate, that could save over $150 per month and get it paid off much sooner than if only making minimum payments. That would allow for the extra funds to got towards other debt or even help with cost of living expenses. This debt is mostly from getting a home business (selling children's clothing and cosmetics online) up and running since 2004. Aquiring supplies and inventory or time has added up in the form of personal debt since business loans are not easy to acquire. This business is now successfully generating a revenue of ~$50K per year, but it is hard to get ahead with any of the personal or business finances with this debt. I am very diligent about paying my debts off, I always make payments on time, and I have no past credit issues. I have had a steady job for 10 years, providing world-wide engineering support for top-class, high-demand products in a prominent semiconductor company. I would have used the equity in my home to accomplish this consolidation. However, after talking with many lenders, the restrictions have gotten so tight that there are no options any more unless you have more than 15-20% equity in your home. Please help me and my family get ahead on this debt, and you will not be disappointed. Thank You and Best Regards!

A credit bureau reported the following information about this borrower member on July 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$51,490.00	Public Records On File:	0
Revolving Line Utilization:	76.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Posting Report Supplement No. 284 dated July 23, 2009